        -------------------------------------------------------------

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                                CREDIT AGREEMENT

                         Dated as of December 23, 1993

                                     among

                           CONNER PERIPHERALS, INC.,



                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION
                                    as Agent

                                      and


                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO





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        =============================================================

                               TABLE OF CONTENTS
                               -----------------
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

                                  ARTICLE I
                                 DEFINITIONS........................   1

       1.1  Defined Terms...........................................   1
       1.2  Other Definitional Provisions...........................   23


                                   ARTICLE II
                                  THE CREDITS.......................  24

       2.1  Amounts and Terms of Commitments........................  24
       2.2  Loan Accounts...........................................  25
       2.3  Procedure for Borrowing.................................  25
       2.4  Conversion and Continuation Elections...................  26
       2.5  Voluntary Termination or Reduction of Commitments.......  28
       2.6  Optional Prepayments....................................  28
       2.7  Mandatory Prepayment....................................  29
       2.8  Repayment...............................................  29
       2.9  Interest................................................  29
       2.10  Fees...................................................  30
       2.11  Computation of Fees and Interest.......................  30
       2.12  Payments by the Company................................  31
       2.13  Payments by the Banks to the Agent.....................  32
       2.14  Sharing of Payments, etc...............................  33


                                  ARTICLE III
                    TAXES, YIELD PROTECTION AND ILLEGALITY..........  33

       3.1  Taxes...................................................  33
       3.2  Illegality..............................................  37
       3.3  Increased Costs and Reduction of Return.................  37
       3.4  Funding Losses..........................................  38
       3.5  Inability to Determine Rates............................  39
       3.6  Certificates of Banks...................................  39


                                   ARTICLE IV
                              CONDITIONS PRECEDENT..................  40

       4.1  Conditions of Commitments...............................  40
              (a)  Credit Agreement.................................  40
              (b)  Resolutions; Incumbency..........................  40
              (c)  Articles of Incorporation; By-laws
                   and Good Standing................................  40
              (d)  Legal Opinions...................................  40
              (e)  Payment of Fees..................................  41
              (f)  Certificate......................................  41
              (g)  Financial Statements.............................  41
              (h)  Certified Documents..............................  41
              (i)  Other Documents..................................  41
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
       4.2  Conditions to all Borrowings............................  41
              (a)  Notice of Borrowing..............................  41
              (b)  Continuation of Representations and
                   Warranties.......................................  41
              (c)  No Existing Default..............................  41
              (d)  No Material Adverse Change.......................  42


                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES.............  42

       5.1  Corporate Existence and Power...........................  42
       5.2  Corporate Authorization; No Contravention...............  43
       5.3  Governmental Authorization..............................  43
       5.4  Binding Effect..........................................  43
       5.5  Litigation..............................................  43
       5.6  No Default..............................................  44
       5.7  ERISA Compliance........................................  44
       5.8  Use of Proceeds; Margin Regulations.....................  45
       5.9  Title to Properties; Liens..............................  45
       5.10 Taxes...................................................  45
       5.11 Financial Condition.....................................  45
       5.12 Environmental Matters...................................  46
       5.13 Regulatory Entities.....................................  46
       5.14 No Burdensome Restrictions..............................  47
       5.15 Solvency................................................  47
       5.16 Labor Relations.........................................  47
       5.17 Intellectual Property Matters...........................  47
       5.18 Subsidiaries............................................  48
       5.19 Broker's; Transaction Fees..............................  48
       5.20 Insurance...............................................  48
       5.21 Internal Control........................................  48
       5.22 Full Disclosure.........................................  48


                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS.................  49

       6.1  Financial Statements....................................  49
       6.2  Certificates; Other Information.........................  50
       6.3  Notices.................................................  50
       6.4  Preservation of Corporate Existence, Etc................  52
       6.5  Maintenance of Property.................................  53
       6.6  Insurance...............................................  53
       6.7  Payment of Obligations..................................  53
       6.8  Compliance with Laws....................................  53
       6.9  Inspection of Property and Books and Records............  54
       6.10 Environmental Laws......................................  55
       6.11 Use of Proceeds.........................................  55
       6.12 Internal Controls.......................................  55
       6.13 Subordinated Debt Notices...............................  56
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                                ARTICLE VII
                             NEGATIVE COVENANTS.....................  56

       7.1  Limitation on Liens.....................................  56
       7.2  Dispositions of Assets..................................  61
       7.3  Consolidations and Mergers..............................  65
       7.4  Loans and Investments...................................  66
       7.5  Limitation on Subsidiary Debt...........................  71
       7.6  Transactions with Affiliates............................  71
       7.7  Compliance with ERISA...................................  71
       7.8  Restricted Payments.....................................  72
       7.9  Modified Quick Ratio....................................  73
       7.10 Leverage Ratio..........................................  73
       7.11 Minimum Tangible Net Worth..............................  73
       7.12 Losses in One Quarter...................................  74
       7.13 Losses in Two Consecutive Quarters......................  74
       7.14 Change in Business......................................  74
       7.15 Accounting Changes......................................  74
       7.16 Indenture/Note Amendment................................  74
       7.17 Cessation of Business...................................  74


                                  ARTICLE VIII
                                EVENTS OF DEFAULT...................  75

       8.1  Event of Default........................................  75
              (a)  Non-Payment......................................  75
              (b)  Non-Payment of Other Amounts.....................  75
              (c)  Representation or Warranty.......................  75
              (d)  Specific Defaults................................  75
              (e)  Other Defaults...................................  75
              (f)  Cross-Default....................................  75
              (g)  Cross-Acceleration...............................  76
              (h)  Bankruptcy or Insolvency.........................  76
              (i)  Involuntary Proceedings..........................  77
              (j)  ERISA............................................  77
              (k)  Monetary Judgments...............................  78
              (l)  Non-Monetary Judgments...........................  78
              (m)  Invalidity of Subordination
                   Provisions.......................................  78
       8.2  Remedies................................................  78
       8.3  Rights Not Exclusive....................................  79
       8.4  Certain Financial Covenant Defaults.....................  79


                                   ARTICLE IX
                                    THE AGENT.......................  79

       9.1  Appointment and Authorization...........................  79
       9.2  Delegation of Duties....................................  79
       9.3  Liability of Agent......................................  80
       9.4  Reliance by Agent.......................................  80
       9.5  Notice of Default.......................................  81
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       9.6  Credit Decision.........................................  81
       9.7  Indemnification.........................................  82
       9.8  Agent in Individual Capacity............................  82
       9.9  Successor Agent.........................................  82


                                   ARTICLE X
                                 MISCELLANEOUS......................  83

       10.1  Amendments and Waivers.................................  83
       10.2  Notices................................................  84
       10.3  No Waiver; Cumulative Remedies.........................  84
       10.4  Costs and Expenses.....................................  85
       10.5  Indemnity..............................................  85
       10.6  Payments Set Aside.....................................  85
       10.7  Successors and Assigns.................................  86
       10.8  Assignments, Participations, etc.......................  86
       10.9  Set-off................................................  88
       10.10 Termination of the Commitments under Existing Facility.  88
       10.11 Notification of Addresses, Lending Offices, Etc........  88
       10.12 Counterparts...........................................  89
       10.13 Severability...........................................  89
       10.14 No Third Parties Benefited.............................  89
       10.15 Governing Law and Jurisdiction.........................  89
       10.16 Waiver of Jury Trial...................................  89
       10.17 Entire Agreement.......................................  90



SCHEDULES
- ---------

Schedule 2.1(a)    Commitments
Schedule 2.3(c)    Payment Offices
Schedule 7.1       Permitted Liens
Schedule 7.4(h)    Permissible Banks
Schedule 7.4(p)    Investments


EXHIBITS
- --------

Exhibit 2.3        Notice of Borrowing
Exhibit 2.4        Notice of Conversion/Continuation
Exhibit 4.1(d)(i)  Opinion of Company's Counsel
Exhibit 6.1(b)     Consolidating Statement Certificate
Exhibit 6.2(a)     Compliance Certificate
Exhibit 6.13       Notice to Trustee
Exhibit 10.8(a)    Assignment and Acceptance

                                CREDIT AGREEMENT
                                ----------------


    THIS CREDIT AGREEMENT is entered into as of December 23, 1993, among CONNER PERIPHERALS, INC., a Delaware corporation (the "Company"), the several financial
                                                -------
institutions from time to time party to this Agreement (collectively, the

"Banks"; individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS
 -----                    ----
ASSOCIATION, as agent for the Banks (the "Agent").
                                          -----

    WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

    NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

    1.1  Defined Terms.  In addition to the terms defined elsewhere in this
         -------------
Agreement, the following terms have the following meanings:

         "Affiliate" means, as to any Person, any other Person which, directly
          ---------
    or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of ten percent (10%) or more of the equity of a Person shall for the purposes of this Agreement, be deemed to control the other Person.

         "Agent" means Bank of America National Trust and Savings Association in
          -----
    its capacity as agent for the Banks hereunder, and any successor agent.

         "Agent-Related Persons" means BofA and any successor agent arising
          ---------------------
    under Section 9.9, together with their respective Affiliates, including the Arranger (in the case of BofA), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitment" means the combined Commitments of the Banks in
          --------------------
    the amount of $100,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

         "Agreement" means this Credit Agreement, together with the exhibits and
          ---------
    Schedules hereto and the Disclosure Letter, in each case, as amended, supplemented or modified from time to time.

         "Annual Disposition Measurement Period" has the meaning specified in
          -------------------------------------
    subsection 7.2(f)(i)(B).

         "Applicable Margin" means
          -----------------

=======================================================
For each day on which the          The Applicable
aggregate principal of             Margin, per annum,
outstanding Loans (after           is:
taking into account any            ____________________
Loans made or paid on such         For Base     For
day) is:                           Rate         Euro-
                                   Loans:       dollar
                                                Rate
                                                Loans:
- -------------------------------------------------------
Less than or equal to 50%          0.00%        1.00%
of the Aggregate
Commitment
- -------------------------------------------------------
More than 50% of the               0.25%        1.25%
Aggregate Commitment
=======================================================

         The Applicable Margin shall be adjusted automatically as to all Loans then outstanding as of the effective date of any change in the Applicable Margin, as set forth therein.

         "Arcada Holdings" means that certain corporation formed, or to be
          ---------------
    formed, pursuant to the Arcada Letter of Intent to act as the holding company for the Company's software disk back-up, data management, hierarchical storage management and related applications business.

         "Arcada Letter of Intent"  means that certain Letter of Intent, entered
          -----------------------
    into as of December 13, 1993, between Archive Corporation, a wholly-owned subsidiary of the Company, the Company and Quest Development Corporation.

         "Arranger" means BA Securities, Inc., a wholly-owned subsidiary of
          --------
    BankAmerica Corporation. The Arranger is a registered broker-dealer and permitted to underwrite and deal in Ineligible Securities.

         "Asset Disposition Date" has the meaning specified in subsection
          ----------------------
    7.2(f)(i)(A).

         "Assignee" has the meaning specified in Section 103.
          --------

         "Assignment and Acceptance" has the meaning specified in subsection
          -------------------------
    10.8(a).

         "Attorney Costs" means and includes all reasonable fees and
          ----------------
    disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable disbursement of internal counsel.

         "Banks" means the financial institutions from time to time party to
          -----
    this Agreement.

         "Base Rate" means, for any day, the higher of:
          ---------

             (a) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (It is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.); and

             (b)  0.50% per annum above the latest Federal Funds Rate.

        Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
          --------------
   Rate.

         "Board of Directors" means, at any time, the board of directors of the
          ------------------
   Company or any committee thereof which, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

         "BofA" means Bank of America National Trust and Savings Association, a
          ----
   national banking association.

         "Borrowing" means a borrowing hereunder consisting of Loans made to the
          ---------
   Company on the same day by the Banks pursuant to Article II.

         "Borrowing Date" means any date on which a Borrowing occurs under
          --------------
   Section 2.3.

         "Business Day" means any day other than a Saturday, Sunday or other day
          ------------
   on which commercial banks in Boston, New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Eurodollar Rate Loan, means such a day on which dealings are carried on in the London interbank market.

         "Capital Adequacy Regulation" means any guideline, request or directive
          ---------------------------
   of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "Capitalized Lease Obligations" means any rental obligation of the
          -----------------------------
   Company or any of its Subsidiaries that, under GAAP, is required to be capitalized on the books of the Company and its Subsidiaries, taken at the amount thereof accounted for as indebtedness net of interest expense determined on a consolidated basis, in accordance with GAAP.

         "Cash Equivalents" means all Investments described in subsections
          ----------------
   7.4(a), (c), (f), (g), (h), (i), (j), (k) and (l), to the extent classified as current assets in accordance with GAAP.

         "Cash Flow Contribution" means, for any period, in respect of any
          ----------------------
   Property of the Company or a Subsidiary of the Company, the amount of Consolidated Operating Cash Flow fairly attributable to such Property during such period, expressed as a percentage of such Consolidated Operating Cash Flow.

         "Change in Control" means the direct or indirect acquisition by any
          -----------------
   person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act), or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), of

             (i) beneficial ownership of issued and outstanding shares of voting stock of the Company, the result of which acquisition is that such person or such group possesses in excess of 50% of the combined voting power of all then issued and outstanding voting stock of the Company, or

             (ii) the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the Board of Directors.

         "Closing Date" means the date on which all conditions precedent set
          ------------
   forth in Section 4.1 are satisfied or waived.

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "Commitment", with respect to each Bank, has the meaning specified in
          ----------
   subsection 2.1(a).

         "Commitment Percentage" means, as to any Bank, the percentage
          ---------------------
   equivalent of such Bank's Commitment divided by the Aggregate Commitment.

         "Consolidated Assets" means, as of any date of determination, the
          -------------------
   aggregate amount of all assets of the Company and its Subsidiaries that would, in accordance with

   GAAP, be required to be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such date.

         "Consolidated Current Liabilities" means, as of any date of
          --------------------------------
   determination, all amounts which would, in accordance with GAAP, be included under current liabilities on a consolidated balance sheet of the Company and its Subsidiaries at such date.

         "Consolidated Net Income" for any fiscal period means net earnings (or
          -----------------------
   loss) after income taxes of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, but excluding:

             (a) any gain or loss arising from the sale of capital assets (other than any gain or loss of less than $100,000 from any such sale);

             (b) any gain or loss arising from any write-up of assets subsequent to December 31, 1992 (other than as a consequence of a physical review of inventory or other assets), any gain arising from the acquisition of any securities of the Company or any Subsidiary, or any other extraordinary item;

             (c) earnings of any Person, substantially all the assets of which have been acquired in any manner, realized by such other Person prior to the date of such acquisition;

             (d) net earnings of any Person (other than a Subsidiary) in which the Company or any Subsidiary shall have an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions or cancellation of Debt;

             (e) any portion of the net earnings of any Subsidiary that for any reason is unavailable, by law or pursuant to any contractual restriction, for payment of dividends to the Company or any other Subsidiary;

             (f) the earnings of any Person to which assets of the Company shall have been sold, transferred or disposed of, or into which the Company shall have merged, prior to the date of such transaction; and

             (g) any portion of the net earnings of the Company that cannot be converted into United States dollars;

   all determined in accordance with GAAP.

         "Consolidated Operating Cash Flow" means, for any period, determined on
          --------------------------------
   a consolidated basis for the Company and its Subsidiaries,

             (a) Consolidated Net Income for such period, plus

             (b) the aggregate amount of depreciation and amortization accrued for such period by the Company and its Subsidiaries (to the extent, but only to the extent, each component of such aggregate amount was reflected in the computation of Consolidated Net Income for such period) determined on a consolidated basis.

         "Consolidated Senior Debt" means, at any time, without duplication, the
          ------------------------
   amount of Senior Debt outstanding at such time, determined on a consolidated basis.

         "Consolidated Subsidiary" means, at any time, any Subsidiary of the
          -----------------------
   Company that in accordance with GAAP would be consolidated with the Company for financial reporting purposes.

         "Contingent Obligation" means, as applied to the Company and its
          ---------------------
   Subsidiaries, any direct or indirect liability of any such Person with respect to any Indebtedness, lease (other than operating lease obligations), dividend, letter of credit or other obligation (the "primary obligations") of another Person, other than the Company or any of its Consolidated Subsidiaries (the "primary obligor"), including, without limitation, any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any Property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
   (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof or (e) the liability of a general partner in connection with a partnership that is not a Subsidiary of such Person; provided, however, that the term Contingent Obligation shall not
           -----------------
   include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation supported by such Contingent Obligation or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "Contractual Obligations" means, as to any Person, any provision of any
          -----------------------
   security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its Property is bound.

         "Controlled Group" means the Company and all Persons (whether or not
          ----------------
   incorporated) under common control with the Company or any of its Subsidiaries pursuant to section 414(b) or (c) of the Code.

         "Conversion/Continuation Date" means any date on which the Company
          ----------------------------
   elects to convert a Base Rate Loan to a Eurodollar Rate Loan or a Eurodollar Rate Loan to a Base Rate Loan, or to continue a Eurodollar Rate Loan maturing on such date as a Eurodollar Rate Loan with a new Interest Period, all as set forth in a Notice of Conversion/Continuation.

         "Debt" of any Person, at any time, means:
          ----

             (a)  indebtedness for money borrowed of such Person;

             (b) indebtedness that is secured by any Lien on Property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person;

             (c)  Capitalized Lease Obligations of such Person;

             (d) guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business) and other contingent liabilities (whether direct or indirect) of such Person in connection with the obligations, stock or dividends of any other Person, provided that guarantees by such Person of contingent
                          --------
        obligations of other Persons shall be excluded from this clause (d);

             (e) obligations of such Person under any contract providing for the making of loans, advances or capital contributions to any other Person, or for the purchase of any Property from any other Person, in each case primarily in order to enable such other Person to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses, to the extent that such other Person is obligated to maintain such condition or make such payments and has failed to do so;

             (f) obligations of such Person under any contract for the purchase of materials, supplies or other Property or services if such contract (or any related document) requires that payment for such materials, supplies or other Property or services shall be made regardless of whether or not delivery of such materials, supplies or other Property or services is ever made or tendered; and

             (g) obligations under any other contract which, in legal effect, is substantially equivalent to a guarantee, provided that guarantees by
                                                    --------
        such Person of contingent obligations of other Persons shall be excluded from this clause (g),

   all as determined in accordance with GAAP, provided that such items shall
                                              --------
   only constitute Debt to the extent that, in accordance with GAAP, such items would be (and only to the extent such items would be) included in determining total liabilities as shown on the liability side of the balance sheet of such Person (assuming that such Person was the primary obligor in respect of the underlying obligation with respect to any guarantee or other contingent obligation, as contemplated by the next succeeding sentence), provided,
                                                                 --------
   further, that notwithstanding the foregoing, "Debt" shall not include (i)
   -------
   accrued compensation, (ii) taxes payable and deferred taxes, (iii) trade payables, including intercompany payables in the nature of trade payables,
   (iv) any obligations payable, at the option of the obligor, in equity securities of the obligor, or (v) any guarantee or contingent liability or obligation with respect to any of the items set forth in the foregoing clauses (i) to (iv), inclusive. For purposes of computing the amount of any obligation specified in either of the foregoing clauses (d) or (g), it shall be assumed that the indebtedness or other obligations which are the subject of such guarantee, endorsement or other contingent liability are direct obligations of the obligor on such guarantee, endorsement or contingent liability (but not in an amount in excess of the maximum liability of such obligor) and, therefore, are of the nature and type of, and bear interest at the rate applicable to, such indebtedness or other obligations.

        "Default" means any event which, with the giving of notice, the lapse of
         -------
   time, or both, would constitute an Event of Default other than an Event of Default described in Section 8.1(b).

        "Determination Date" means the last day of each fiscal quarter of the
         ------------------
   Company.

        "Disclosure Letter" means that certain letter of even date herewith by
         -----------------
   the Company addressed to the Agent containing the Schedules referenced in
   Article V hereof.

        "documents" includes any and all instruments, documents, agreements,
         ---------
   certificates and other writings, however evidenced.

        "Dollars," "dollars" and "$" each mean lawful money of the United
         -------    -------       -
   States.

        "Domestic Lending Office" means, with respect to each Bank, the office
         -----------------------
   of that Bank designated as such in the signature pages hereto or such other office of the Bank as it may from time to time specify to the Company and the Agent.

        "Domestic Receivables" means all receivables of the Company and any
         --------------------
   Consolidated Subsidiary of the Company having its chief executive office located in the United States, as determined in accordance with GAAP, excluding any receivable representing an obligation of the Company or any Subsidiary of the Company.

        "Eligible Receivables" means all Domestic Receivables and Foreign
         --------------------
   Receivables, provided, however, that Foreign Receivables shall not exceed 50%
                --------  -------
   of such aggregate amount.

        "Eligible Transferee" means (i) a commercial bank organized under the
         -------------------
   laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; or (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a
                                                               ----
   political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States.

        "Environmental Claim" means all claims, however asserted, by any
         -------------------
   Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from Property, whether or not owned by the Company, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

        "Environmental Laws" means all federal, state or local laws, statutes,
         ------------------
   common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental

   Authorities, in each case relating to environmental, health and safety; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 USC (S)(S) 4601, et. seq.), the Clean Air Act (42 USC (S) 7401), the Federal Water Pollution Control Act of 1972 (33 USC (S)
   1251), the Solid Waste Disposal Act (42 USC (S) 6901), the Federal Resource Conservation and Recovery Act (42 USC (S)(S) 6901 et seq.), the Toxic Substances Control Act (15 USC (S) 2601), the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law (Health and Safety Code (S)(S) 25100 et. seq.), the California Solid Waste Management, Resource, Recovery and Recycling Act (Government Code (S) 66796.22), the California Water Code and the California Health and Safety Code.

        "Environmental Permits" means all licenses, permits, authorizations and
         ---------------------
   registrations required under any Environmental Law.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as
         -----
   amended, and any regulation promulgated thereunder.

        "ERISA Affiliate" means any trade or business (whether or not
         ---------------
   incorporated) under common control with the Company or any Subsidiary of the Company within the meaning of section 414(b) or 414(c) of the Code.

        "ERISA Event" means (a) a Reportable Event with respect to a Qualified
         -----------
   Plan or a Multiemployer Plan; (b) a withdrawal by any member of the Controlled Group from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal (as such terms are defined in section 4201(b) of ERISA) by any member of the Controlled Group from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multiemployer Plan subject to Title IV of ERISA; (e) a failure to make required contributions to a Qualified Plan or Multiemployer Plan; (f) an event or condition which could reasonably be expected to constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under section 4007 of ERISA, upon any member of the Controlled Group; (h) an application for a funding waiver or an extension of any amortization period pursuant to section 412 of the Code with respect to any Qualified Plan, Multiemployer Plan or any other plan that would be a Qualified Plan or Multiemployer Plan if the term "Controlled Group" were defined to include Persons under common control with the Company or any of its

   Subsidiaries pursuant to section 414(m) or (o) of the Code; or (i) any member of the Controlled Group engages in or otherwise becomes liable for a non-exempt prohibited transaction (as defined in section 406 of ERISA or section 4975 of the Code with respect to any Qualified Plan or Multiemployer Plan).

        "Existing Facility" means the Credit Agreement dated as of January 3,
         -----------------
   1992, as heretofore amended, among the Company, the several financial institutions party thereto and Bank of America National Trust and Savings Association, as agent for such financial institutions.

        "Eurodollar Lending Office" means with respect to each Bank, the office
         -------------------------
   of such Bank designated as such in the signature pages hereto or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

        "Eurodollar Rate" means, for any Interest Period, with respect to
         ---------------
   Eurodollar Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the nearest 1/16th of 1%) determined by the Agent as follows:
                                   LIBOR
   Eurodollar Rate = ------------------------------------
                     1.00 - Eurodollar Reserve Percentage

   Where,

             "Eurodollar Reserve Percentage" means for any day for any Interest
              -----------------------------
        Period the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Interest Period; and

             "LIBOR" means the rate of interest per annum determined by the
              -----
        Agent to be the rate of interest per annum (rounded upward to the nearest 1/16th of 1%) notified to the Agent by the Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, a Eurodollar Rate Loan by the Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

             The Eurodollar Rate shall be adjusted automatically as to all Eurodollar Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

        "Eurodollar Rate Loan" means a Loan that bears interest at a rate based
         --------------------
   on the Eurodollar Rate.

        "Event of Default" means any of the events specified in Section 8.1.
         ----------------

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         ------------

        "Federal Funds Rate" means, for any day, the rate set forth in the
         ------------------
   weekly statistical release designated as H.15(519), or any successor publication, published by the FRB (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

        "Foreign Receivables" means all receivables of any Consolidated
         -------------------
   Subsidiary of the Company not having its chief executive office located in the United States, as determined in accordance with GAAP, excluding any receivable representing an obligation of the Company or any Subsidiary of the Company.

        "Four Quarter Period" has the meaning specified in subsection
         -------------------
   7.2(f)(ii)(A).

        "FRB" means the Board of Governors of the Federal Reserve System or any
         ---
   successor thereof.

        "GAAP" means generally accepted accounting principles set forth from
         ----
   time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

        "Governmental Authority" means any nation or government, any state or
         ----------------------
   other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of any of the foregoing, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

        "Hazardous Materials" means all those substances which are regulated by,
         -------------------
   or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, waste, solid waste, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

        "Indebtedness" of any Person means, without duplication, (a) all
         ------------
   indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of Property or services (other than ordinary course trade payables); (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, whether or not matured); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such Property); (f) all Capitalized Lease Obligations; (g) all net obligations with respect to Rate Contracts; (h) all indebtedness referred to in paragraphs (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
   by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (but only to the extent of the lesser of (x) the indebtedness referred to in paragraphs (a) through (g) above so secured or (y) the fair market value of the Property subject to such
   Lien); and (i) all direct or indirect guaranties in respect of and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in paragraphs (a) through (g) above.

        "Indemnified Liabilities" has the meaning specified in Section 10.5.
         -----------------------

        "Indemnified Person" has the meaning specified in Section 10.5.
         ------------------

        "Ineligible Securities" means securities which may not be underwritten
         ---------------------
   or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. (S) 24, Seventh), as amended.

        "Insolvency Proceeding" means (a) any case, action or proceeding before
         ---------------------
   any court or other Governmental Authority of competent jurisdiction relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code (12 U.S.C. (S) 101 et seq.).
       -- ---

        "Interest Payment Date" means, with respect to a Eurodollar Rate Loan,
         ---------------------
   the last day of each Interest Period applicable to such Loan and, with respect to a Base Rate Loan, the last day of each calendar quarter and each date such Base Rate Loan is converted into a Eurodollar Rate Loan; provided,
                                                                      --------
   however, that if any Interest Period for a Eurodollar Rate Loan exceeds three
   -------
   months, interest shall also be paid on the date which falls three months after the beginning of such Interest Period.

        "Interest Period" means, with respect to any Eurodollar Rate Loan, the
         ---------------
   period commencing on the Business Day the Loan is disbursed or on the Conversion/Continuation Date on which the Loan is converted into or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:
                                      --------

             (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

             (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

             (iii) no Interest Period shall be requested for any Loan that extends beyond the Termination Date.

        "Investment" has the meaning specified in Section 7.4.
        ----------

        "IRS" means the Internal Revenue Service or any entity succeeding to any
         ---
   of its principal functions under the Code.

        "Italian Debt" means Indebtedness incurred by Conner Peripherals Europe
         ------------
   S.p.A., in an aggregate principal amount (expressed in Italian Lire) equivalent to approximately $16,800,000 of the date of this Agreement, and not to exceed such principal amount except as a result of currency fluctuations, plus accrued interest in respect thereof, arising under the following agreements: (i) the agreement dated as of December 10, 1991, entered into with Finaosta S.p.A. in the original principal amount of Lire 9,000,000,000, (ii) the agreement dated as of December 29, 1992, entered into with Finaosta S.p.A., in the original principal amount of Lire 4,500,000,000,
   (iii) agreement dated as of June 25, 1991, entered into with Finaosta S.p.A., in the original principal amount of Lire 10,000,000,000, (iv) agreement dated as of October 31, 1989, entered into with I.M.I. Istituto Mobiliare Italiano and Olivetti System & Network S.r.l., in the original principal amount of Lire 10,350,000,000, and (v) agreement dated as of April 30, 1991, entered into with I.M.I. Instituto Mobiliare Italiano and Olivetti System & Network S.r.l., in the original principal amount of Lire 6,400,000,000.

        "Lending Office" means, with respect to any Bank, the office or offices
         --------------
   of the Bank specified as its "Lending Office" or "Domestic Lending Office" or "Eurodollar Lending Office", as the case may be, beneath its name on the applicable signature page hereto, or such other office or offices of the Bank as it may from time to time specify to the Company and the Agent.

        "Lien" means any mortgage, deed of trust, pledge, hypothecation,
         ----
   security interest, assignment intended for security (whether whole or partial, absolute or contingent) or of accounts or chattel paper, charge or deposit arrangement, encumbrance, lien (statutory or other) or other priority or preferential arrangement of any kind or nature whatsoever in respect of any Property owned or held by any Person (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capitalized Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing.

        "Loan" means an extension of credit by a Bank to the Company pursuant to
         ----
   Article II, and may be a Base Rate Loan or Eurodollar Rate Loan.

        "Loan Agreements" means this Agreement, together with all amendments,
        ---------------
   modifications and supplements thereto from time to time entered into by the parties hereto in accordance with the terms hereof, and any and all consents, waivers and other instruments and agreements executed by the parties hereto in connection with any of the foregoing.

        "Loan Documents" means the Loan Agreements, together with all
         --------------
   certificates, delivered from time to time to the Agent in connection therewith, including without limitation the Disclosure Letter.

        "Majority Banks" means at any time Banks holding at least sixty percent
         --------------
   (60%) of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having at least sixty percent (60%) of the Commitments.

        "Margin Stock" means "margin stock" as such term is defined in
         ------------
   Regulation G, T, U  or X of the FRB.

        "Material Adverse Compliance Effect" means a material adverse change in
         ----------------------------------
   or a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) the ability of the Company to perform its obligations and to avoid any Event of Default under any Loan Agreement (other than any such non-performance or any Event of Default which has been waived in accordance with the terms hereof); or (c) the legality, validity, binding effect or enforceability of any Loan Agreement.

        "Material Adverse Payment Effect" means a material adverse change in, or
         -------------------------------
   a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) the ability of the Company to perform its Obligations hereunder in accordance with their terms; or (c) the legality, validity, binding effect or enforceability of any Loan Agreement.

        "Material Subsidiary" means, at any time, (a) any Consolidated
         -------------------
   Subsidiary which either (i) at such time owns assets having a net book value equal to or greater than ten percent (10%) of Consolidated Assets, or (ii) for the most recent fiscal quarter or the most recent fiscal year had income from operations equal to or greater than five percent (5%) of the income from operations for the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, and (b) any Consolidated Subsidiary owning more than 50% of the voting stock or other equity interest of any Subsidiary described in clause (a) of this definition.

        "Miscellaneous Payment Amounts" means the amount of any and all fees,
         -----------------------------
   expenses, costs, indemnity and reimbursement obligations and other Obligations arising and outstanding from time to time hereunder, other than
   (a) the principal amount of the Loans, (b) interest accrued thereon (or on accrued interest), and (c) fees described in Section 2.10.

        "Miscellaneous Payment Notice" means a written notice by the Agent or
         ----------------------------
   any Bank entitled to receive any such payment amount, to the Company, relating to any Miscellaneous Payment Amount and containing a reasonable description of such Miscellaneous Payment Amount.

        "Multiemployer Plan" means a "multiemployer plan" (within the meaning of
         ------------------
   section 4001(a)(3) of ERISA) and to which any member of the Controlled Group makes, is making, or is obligated to make contributions or has made, or been obligated to make (at any time during the five (5) calendar years preceding the date of this Agreement), contributions.

        "Net Proceeds" means, with respect to a sale of equity securities, the
         ------------
   gross proceeds thereof reduced by all reasonable out-of-pocket costs and expenses paid or incurred by the Company directly in connection therewith, including underwriter's commissions or discounts, registration and filing fees, legal and accounting fees, and printing costs.

        "1991 Indenture" means that certain Indenture dated as of March 1, 1991
         --------------
   by the Company to The First National Bank of Boston, as Trustee, as supplemented through the date hereof.

        "1992 Indenture" means that Indenture dated as of March 1, 1992, by and
         --------------
   between the Company and The First National Bank of Boston, as trustee, relating to 6 1/2% convertible subordinated debentures due 2002, as supplemented through the date hereof.

        "Note Agreement" means that certain Note Agreement dated as of March 29,
         --------------
   1991 by and among the Company and the Purchasers listed on Annex 1 thereto, as heretofore amended and as further amended from time to time in accordance with the terms hereof.

        "Note Purchase Agreement" means that certain Note Purchase Agreement
         -----------------------
   dated as of June 1, 1989 by and among the Company and the purchasers named in Appendix 1 thereto relating to $15,000,000 in Series A and $15,000,000 in Series B notes of the Company, as heretofore amended and as further amended from time to time in accordance with the terms hereof.

        "Notice of Borrowing" means a notice given by the Company to the Agent
         -------------------
   pursuant to Section 2.3, in substantially the form of Exhibit 2.3.
                                                         -----------

        "Notice of Conversion/Continuation" means a notice given by the Company
         ---------------------------------
   to the Agent pursuant to Section 2.4, in substantially the form of Exhibit
                                                                      -------
   2.4.
   ---

        "Notice of Lien" means any "notice of lien" or similar document intended
         --------------
   to be filed or recorded with any court, registry, recorder's office, central filing office or Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

        "Obligations" means all Loans, and other Indebtedness, advances, debts
         -----------
   and payment obligations owing by the Company to any Bank, the Agent, or any other Person required to be indemnified under any Loan Agreement, of any kind or nature, present or future, arising under any Loan Agreement, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

        "Other Taxes" has the meaning specified in subsection 3.1(b).
         -----------

        "Participant" has the meaning specified in subsection 10.8(d).
         -----------

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity
         ----
   succeeding to any or all of its functions under ERISA.

        "Permitted Banks" has the meaning specified in subsection 7.4(h).
         ---------------

        "Permitted Investments" has the meaning specified in Section 7.4.
         ---------------------

        "Permitted Liens" has the meaning specified in Section 7.1.
         ---------------

        "Person" means an individual, partnership, corporation, business trust,
         ------
   joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

        "Plan" means an employee benefit plan (as defined in Section 3(3) of
         ----
   ERISA) which the Company or any member of the Controlled Group sponsors or maintains or to which the Company or member of the Controlled Group makes or is obligated to make contributions, and includes any Multiemployer Plan or Qualified Plan.

        "Preferred Stock" means, at any time, with respect to any Person,
         ---------------
   capital stock of such Person that is preferred as to the payment of dividends, or as to the distribution of Property on any voluntary or involuntary liquidation or dissolution of such Person, over any other class of capital stock of such Person (in each case, taken at the greater of its voluntary or involuntary liquidation preference at the time of calculation thereof, but exclusive of accrued dividends), provided, that the term "Preferred Stock" shall not
                       --------
   include up to $6,500,000 of the shares of preferred stock of Arcada Holdings issued, or to be issued, as contemplated by the Arcada Letter of Intent.

        "Property" means any interest in any kind of property or asset, whether
         --------
   real, personal or mixed, and whether tangible or intangible.

        "Purchase Money Mortgage" means a Lien held by any Person (whether or
         -----------------------
   not the seller of the assets covered by such Lien) on tangible Property (other than assets acquired to replace, repair, upgrade or alter tangible Property owned by the Company or any of its Subsidiaries on the date of this Agreement), provided that such Lien:
               --------

             (a) secures all or a portion of the related purchase price or construction costs of such Property;

             (b) encumbers only tangible Property, accretions and accessions thereto and (in the case of any Lien in respect of improvements to real estate) any theretofore unimproved real Property on which such Property is located (and the proceeds of the disposition thereof) acquired or constructed with the proceeds of the indebtedness secured by such Lien; and

             (c) is created concurrently with or within one year of the acquisition or substantial completion of construction of such tangible Property.

        "Qualified Plan" means a pension plan (as defined in section 3(2) of
         --------------
   ERISA) intended to be tax-qualified under section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes or is obligated to make contributions, or in the case of a multiple employer plan (as described in section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.

        "Rate Contracts" means interest rate and currency swap agreements, cap,
         --------------
   floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

        "Reference Bank" means BofA, or any successor "Reference Bank"
         --------------
   designated by the Majority Banks.

        "Reportable Event" means any of the events set forth in Section 4043(b)
         ----------------
   of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of thirty (30) days' notice to the PBGC is waived under applicable regulations, a withdrawal from a Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

        "Requirement of Law" means, as to any Person, any law (statutory or
         ------------------
   common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.

        "Responsible Officer" means the Chief Executive Officer or the President
         -------------------
   of the Company or, with respect to financial matters, the Chief Financial Officer or the Treasurer of the Company.

        "Restricted Payment" has the meaning specified in subsection 7.8(a).
         ------------------

        "Sale/Leaseback Transaction" means any transaction or series of related
         --------------------------
   transactions in which the Company or a Subsidiary of the Company sells or transfers any of its Property to any Person (other than to the Company or to a Subsidiary of the Company) and within one (1) year thereafter rents or leases such transferred Property or substantially similar Property from any Person.

        "Sale/Leaseback Transaction Amount" means, on any date, after giving
         ---------------------------------
   effect to all Sale/Leaseback Transactions occurring on such date, the greater of:

             (a) the present value, discounted at six and one-half percent (6.5%) per annum, of all unpaid payment obligations of the Company and its Subsidiaries in respect of all Sale/Leaseback Transactions in effect on such date; or

             (b) the depreciated purchase price of all Property, subject to Sale/Leaseback Transactions at such time, on such date.

        "Section 20 Subsidiary" means the subsidiary of the bank holding company
         ---------------------
   of any Bank, which has been granted authority by the FRB to underwrite and deal in Ineligible Securities.

        "Senior Debt" means, at any time, (a) all Debt of the Company
         -----------
   outstanding at such time that is not Subordinated Debt, except for Subordinated Debt that the Company has become obligated to prepay, redeem or otherwise purchase or acquire (other than obligations to make mandatory prepayments or mandatory redemptions scheduled at the time of issuance of such Subordinated Debt), and (b) all Debt and Preferred Stock of any Subsidiary of the Company.

        "Solvent" means, (a) as to the Company at any time, that (i) the fair
         -------
   value of the Property of the Company is greater than the amount of the Company's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of section 101(31) of the United States Bankruptcy Code (12 U.S.C.
   (S) 101 et seq.); (ii) the present fair saleable value of the Property of the
           -- ---
   Company is not less than the amount that will be required to pay the probable liability of the Company on its debts as they become absolute and matured;
   (iii) the Company is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) the Company does not intend to, and does not believe that it will, incur debts or liabilities beyond the Company's ability to pay as such debts and liabilities mature; and (v) the Company is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the Company's Property would constitute unreasonably small capital; and (b) as to the Company and its Subsidiaries on a consolidated basis, that (i) the fair value of the consolidated assets of such Persons is greater than the amount of such Persons' consolidated liabilities (including, contingent and unliquidated liabilities) as such value would be established and liabilities evaluated for purposes of section 101(31) of the United States Bankruptcy Code (12 U.S.C.
   (S) 101, et seq.); and (ii) the present fair saleable value of the
            -------
   consolidated assets of such Persons is not less than the amount that will be required to pay the probable liability of such Persons on their consolidated liabilities as they become absolute and matured.

        "Subordinated Debt" means all Debt of the Company under the 1991
         -----------------
   Indenture, the 1992 Indenture, or which is subject to subordination provisions in favor of the holders of the Obligations no less favorable to such holders than those attached to the Note Agreement as Annex 4 or is otherwise consented to in writing as "Subordinated Debt" by the Majority Banks.

        "Subsidiary" of a Person means any corporation, association,
         ----------
   partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

        "Tangible Assets" means, at any time, as to the Company and its
         ---------------
   Subsidiaries on a consolidated basis, all assets (including, without duplication, the capitalized value of any leasehold interest under any Capitalized Lease Obligation) of such Persons, except:
                                                  ------

             (a) the aggregate amount of deferred assets, other than prepaid insurance and prepaid taxes, in excess of $10,000,000;

             (b) patents, copyrights, trademarks, trade names, franchises, goodwill and other similar intangible assets; and

             (c) unamortized debt discount and expense (other than not more than $6,500,000 of unamortized debt expense attributable to the issuance of Indebtedness prior to the date hereof (which expense shall be included in ("Tangible Assets")).
                      ---------------

        "Tangible Net Worth" means at any time, as to the Company and its
         ------------------
   Subsidiaries on a consolidated basis:

             (a) the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves relating to such assets) at which the Tangible Assets would be shown on a consolidated balance sheet at such time prepared in accordance with GAAP (subject to any modification required by the definition of "Tangible Assets"), but excluding any amount on account of write-ups of assets after December 31, 1992 (other than as a consequence of a physical review of inventory or other assets), at such time, minus
                                                            -----

             (b) the amount at which the liabilities of the Company and its Subsidiaries would be shown on such balance sheet, and including as liabilities all reserves for contingencies and other potential liabilities (specifically including therein, without limitation, actuarially determined unfunded vested pension liabilities and the liabilities in respect of other post-retirement benefits) and all minority interests in the Company's Subsidiaries at such time, all determined in accordance with GAAP (subject to any modification required by the preceding parenthetical expression in this clause (b)).

        "Taxes" has the meaning specified in subsection 3.1(a).
         -----

        "Termination Date" means the earlier to occur of the second anniversary
         ----------------
   of the Closing Date and December 31, 1995, subject to extension as provided in subsection 2.1(b), or such earlier date on which the Commitments shall terminate in accordance with the provisions of this Agreement.

   "Three Year Disposition Measurement Period" has the meaning specified in
    -----------------------------------------
   subsection 7.2(f)(iii)(B).

        "Total Liabilities" means at any time, as to the Company and its
         -----------------
   Subsidiaries on a consolidated basis, all liabilities of such Persons which in accordance with GAAP would be shown on the liability side of a consolidated balance sheet of the Company, as determined in accordance with GAAP.

        "Transferred Property" has the meaning specified in subsection
         --------------------
   7.2(f)(i)(B).

        "Transfers" has the meaning specified in Section 7.2.
         ---------

        "UCC" means the Uniform Commercial Code as in effect in the State of
         ---
   California, or to the extent such laws would be deemed the applicable law under California Uniform Commercial Code Section 9103, any other jurisdiction.

        "Unfunded Pension Liabilities" means the excess of the present value of
         ----------------------------
   a Qualified Plan's or Multiemployer Plan's benefit liabilities under section 4001(a)(16) of ERISA over the current value of such Qualified Plan's or Multiemployer Plan's assets.

        "United States" and "U.S." each mean the United States of America.
         -------------       ----

        "Wholly-Owned Subsidiary" means a Subsidiary of the Company (or of any
         -----------------------
   Subsidiary of the Company) of which 100% of the voting stock is owned beneficially and of record, directly or indirectly, by the Company (or one or more Wholly-Owned Subsidiaries of the Company or a combination thereof), provided that directors qualifying shares and shares issued to comply with local ownership legal requirements not exceeding in the aggregate 3% of the voting stock of such Subsidiary may be owned by Persons other than the Company or a Subsidiary of the Company.

   1.2  Other Definitional Provisions.
        -----------------------------

   (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

   (b) All accounting terms not expressly defined herein shall be construed, except where the context otherwise requires, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied (subject to mandatory changes in GAAP).

   (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this

Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "including" is not limiting and means "including without limitation." The term "pro rata" means, with respect to the Banks, ratably in accordance with the respective Commitment Percentages.

   (d) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

   (e) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement.

   (f) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

   (g) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

   (h) This Agreement and the other Loan Documents are the result of negotiations among and has been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.


                                   ARTICLE II

                                  THE CREDITS
                                  -----------

   2.1  Amounts and Terms of Commitments.
        --------------------------------

   (a) Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Loans to the Company from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite the Bank's name in Schedule 2.1(a) under the heading "Commitment" (such amount as the same
        ---------------
may be reduced pursuant to Section 2.5 or as a result of one or more assignments pursuant to Section 10.8, the Bank's "Commitment"); provided, however, that,
                                      ----------    --------  -------
after giving effect to any Borrowing, the aggregate principal amount of all outstanding Loans shall not exceed the Aggregate Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.1(a), prepay pursuant to Section 2.6 and reborrow pursuant to this subsection 2.l(a).

   (b) Upon the written request of the Company, received by the Agent not less than ninety (90) days prior to the then current Termination Date and upon the written concurrence not less than thirty (30) days prior to such Termination Date by all of the Banks with such request, the Termination Date may be extended in the sole discretion of the Agent and the Banks for successive additional one-year periods commencing on the then current Termination Date. In the event such written concurrence from the Banks is not received by the Agent at least thirty
(30) days prior to the Termination Date, the Termination Date shall not be extended. The Agent will promptly notify each Bank of the receipt by it of a request under this subsection.

   2.2  Loan Accounts.  The Loans made by each Bank shall be evidenced by one or
        -------------
more loan accounts or records maintained by such Bank in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank shall be conclusive (absent manifest error) of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans. The Agent shall cause to be maintained a register in which the Agent shall record the Loans by each Bank and any transfers or assignments thereof. With respect to such register, the Agent shall be entitled to rely on any information provided to it by any Person reasonably believed by it to be authorized by the Company or any Bank to deliver such information. The Agent shall have no liability in connection with the maintenance of such register except for acts of gross negligence or willful misconduct.

   2.3  Procedure for Borrowing.
        -----------------------

   (a) Each Borrowing shall be made upon the written notice (or notice via facsimile transmission, confirmed by a telephone call by the Company, provided such notice is immediately confirmed by an original written notice sent by mail or overnight courier) of the Company, delivered to the Agent, in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 A.M. (San Francisco time)) (i) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Rate Loans; and (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

        (A) the amount of the Borrowing, which shall be in an aggregate minimum principal amount of $10,000,000 for Eurodollar Rate Loans or $5,000,000 for Base Rate Loans or in either case any integral multiple of $1,000,000 in excess of the applicable minimum principal amount;

        (B)  the requested Borrowing Date, which shall be a Business Day;

        (C) whether the Borrowing is to be comprised of Eurodollar Rate Loans or Base Rate Loans (or a combination thereof); and

        (D) the duration of the Interest Period or Interest Periods applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing of Eurodollar Rate Loans, such Interest Period shall be three (3) months.

   (b) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Bank of its receipt thereof and of the amount of such Bank's Commitment Percentage of the Borrowing.

   (c) Each Bank will make the amount of its Commitment Percentage of each Borrowing available to the Agent for the account of the Company at the office set forth on Schedule 2.3(c), or otherwise specified by the Agent in accordance
             ---------------
with Section 10.2 for payment by 11:00 A.M. (San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. Unless any applicable condition specified in Article IV has not been satisfied, the proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of the Agent with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

   (d) Subsection 2.3(a) notwithstanding, if the Company shall not have given a timely Notice of Borrowing to be made on the last day of any Interest Period for outstanding Loans, then unless the Agent shall have received notice that the Company elects not to make a Borrowing on such day (such notice to have been received at least one Business Day prior to such day) the Agent shall be deemed to have received a Notice of Borrowing from the Company requesting Base Rate Loans to be made on such day in an amount equal to the amount of such outstanding Loans (reduced to the extent necessary to reflect any reductions of the Commitments on or prior to such day).

   2.4  Conversion and Continuation Elections.
        -------------------------------------

   (a) The Company may upon irrevocable written notice to the Agent by delivery of a Notice of Conversion/Continuation in accordance with subsection 2.4(b):

        (i) elect to convert on any Business Day, any Base Rate Loans (or any part thereof in an amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof) into Eurodollar Rate Loans;

        (ii) elect to convert on any Interest Payment Date, any Eurodollar Rate Loans maturing on such Interest Payment Date (or any part thereof in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof) into Base Rate Loans; or

        (iii) elect to renew, on any Interest Payment Date therefor, any Eurodollar Rate Loans (or any part thereof in an amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Eurodollar Rate Loans
- --------
shall have been reduced, by payment, prepayment, or conversion of part thereof to be less than $10,000,000, the Eurodollar Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as Eurodollar Rate Loans shall terminate and the Company shall reimburse each Bank for any actual loss or actual expense sustained or incurred as set forth in subsection 3.4 hereof.

   (b) The Company shall deliver by telex, cable or facsimile, confirmed by a telephone call by the Company and confirmed immediately by an original writing sent by mail or overnight courier, a Notice of Conversion/Continuation to be received by the Agent not later than 9:00 A.M. (San Francisco time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Eurodollar Rate Loans; and (ii) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

        (A)  the proposed Conversion/Continuation Date;

        (B)  the aggregate amount of Loans to be converted or continued;

        (C)  the nature of the proposed conversion or continuation; and

        (D) the duration of the requested Interest Period or Interest Periods for Eurodollar Rate Loans. If the Notice of Conversion/Continuation shall fail to specify the duration of the Interest Period, such Interest Period shall be three (3) months.

   (c) If upon the expiration of any Interest Period, the Company has failed to select timely a new Interest Period to be applicable to the respective Eurodollar Rate Loans, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Eurodollar Rate Loans into Base Rate Loans effective as of the expiration date of such expiring Interest Period.

   (d) Upon receipt of a Notice of Conversion/Continuation, the Agent will promptly notify each Bank of its receipt thereof, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

   (e) Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default pursuant to Section 8.1(a), (b) or (g), the Company may not elect to have a Loan converted into or continued as a Eurodollar Rate Loan, and during the existence of a Default or Event of Default other than pursuant to Section 8.1(a), (b) or (g), the Company may not elect to have a Loan converted into or continued as a Eurodollar Rate Loan with an Interest Period longer than one month.

   (f) Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any Loans, there shall not be more than five (5) different Interest Periods in respect of Eurodollar Rate Loans in effect.

   2.5  Voluntary Termination or Reduction of Commitments.  The Company may,
        -------------------------------------------------
upon not less than three Business Days' prior notice to the Agent, terminate the Aggregate Commitments or permanently reduce the Aggregate Commitment by an aggregate minimum amount of $5,000,000, or any integral multiple of $1,000,000 in excess thereof, provided that no such reduction or termination shall be
                   --------
permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the then outstanding principal amount of the Loans would exceed the amount of the Aggregate Commitment then in effect and, provided, further, that once reduced in accordance with this Section 2.5, the
- --------  -------
Aggregate Commitments may not be increased. Any reduction of the Aggregate Commitments shall be applied pro rata to each Bank's Commitment in accordance with such Bank's Commitment Percentage. All accrued commitment fees to, but not including the effective date of any reduction or termination of the Commitments shall be paid on the effective date of such reduction or termination.

   2.6  Optional Prepayments. Subject to Section 3.4, the Company may, at any
        --------------------
time or from time to time, upon notice to the Agent as described in the following sentence, ratably prepay Loans in whole or in part, in minimum amounts of $5,000,000 for Base Rate Loans and $10,000,000 for Eurodollar Rate Loans or in either case any multiple of $1,000,000 in excess of the applicable minimum amount. Such notice of prepayment shall be provided to the Agent by no later than 9:00 A.M. (San Francisco time) not less than three Business Days prior to the proposed date of prepayment in respect of any Eurodollar Rate Loans, and by no later than 9:00 A.M. (San Francisco time) not less than one Business Day prior to the proposed date of prepayment in respect of any Base Rate Loans.
Such notice of prepayment shall specify
the date and amount of such prepayment and whether such prepayment is of Base Rate Loans or Eurodollar Rate Loans, or any combination thereof. Such notice shall not thereafter be revocable by the Company, and the Agent will promptly notify each Bank of its receipt thereof. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.4.

   2.7  Mandatory Prepayment.  The principal amount of the outstanding Loans,
        --------------------
together with all interest accrued thereon, and amounts required pursuant to
Section 3.4, shall be immediately due and payable, and the Commitments shall terminate, upon the occurrence of a Change in Control. If the aggregate outstanding amount of the Loans shall at any time be less than $5,000,000, such outstanding principal amount, together with all interest accrued thereon shall be immediately due and payable, together with amounts required pursuant to
Section 3.4.

   2.8  Repayment.  The Company agrees to repay to the Banks in full on the
        ---------
Termination Date the aggregate principal amount of the Loans outstanding on such date.

   2.9  Interest.
        --------

   (a) Subject to subsection 2.9(c), each Loan shall bear interest on the outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to the Eurodollar Rate or the Base Rate, as the case may be, plus the Applicable Margin.
             ----

   (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans pursuant to Section 2.6 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, after the occurrence and during the continuance of any Event of Default, interest shall be payable on demand.

   (c) If any amount of principal of or interest on any Loan, or any other amount payable under Section 2.10 hereof is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal, interest or fee from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon, to the extent permitted by applicable law, payable on demand, at a rate per annum equal to the applicable rate, which shall be the Base Rate for either Base Rate or Eurodollar Rate Loans, plus two percent (2%); provided, however, that in respect of payments of principal or interest
      --------  -------
coming due in respect of any Eurodollar Rate Loans prior to the termination of the then current interest period, the applicable rate shall be the Eurodollar Rate plus two percent (2%) until the end of such then current Interest Period.

   (d) Interest shall accrue on unpaid Miscellaneous Payment Amounts at a rate per annum equal to the Base Rate commencing on the day that is five Business Days after the date a Miscellaneous Payment Notice is given by the Agent or the applicable Bank to the Company; provided that from the 30th day after a Miscellaneous Payment Notice is given, to the extent permitted by applicable law, interest shall accrue on outstanding amounts at the rate per annum equal to the Base Rate plus 2%. All such interest shall be paid upon demand.

   2.10  Fees.
         ----

   (a) The Company shall pay to the Agent an agency fee for the Agent's account and an arrangement fee for the Arranger's account in the amounts and at the time or times set forth in the commitment letter dated December 3, 1993 from the Agent and the Arranger to, and accepted and agreed by, the Company, which letter, to the extent it relates to the payment of fees, is incorporated herein by reference.

   (b) The Company shall pay to the Agent for the account of each Bank a commitment fee of 0.5 percent per annum on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent. Such commitment fee shall accrue from the Closing Date to the Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each quarter commencing on March 31, 1994 through the Termination Date, with the final payment to be made on the Termination Date; provided that, in connection with any reduction or termination
                  --------
of Commitments under Section 2.5, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article IV are not met.

   (c) On the Closing Date, the Company shall pay to the Agent for the account of each Bank which has committed $30,000,000 or more to this credit, an upfront fee equal to 0.25 percent of the aggregate amount of each such Bank's Commitment.

   2.11  Computation of Fees and Interest.
         --------------------------------

   (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest under this Agreement shall be made on the basis of a 360 day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365- or 366-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

   (b) The Agent will, with reasonable promptness, notify the Company and the Banks of each determination of a Eurodollar Rate, provided that any failure to
                                                  --------
do so shall not relieve the Company of any liability hereunder.

   (c) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing any quotation used by the Agent in determining any interest rate.

   2.12  Payments by the Company.
         -----------------------

   (a) All payments (including prepayments) to be made by the Company on account of principal, interest, fees and Miscellaneous Payment Amounts shall be made without set-off or counterclaim and shall be made to the Agent, for the account of the Banks (except as otherwise provided in subsection 2.13(b) and Sections 3.l, 3.3 and 3.4), at the Agent's office referenced on Schedule 2.3(c)
                                                                ---------------
or otherwise notified by the Agent in accordance with Section 10.2, in dollars and in immediately available funds no later than 9:00 A.M. (San Francisco time). The Agent will promptly distribute to each Bank its pro rata share of such principal, interest, fees or other amounts, in like funds as received, except to the extent non-ratable payments are expressly provided for herein. Any payment which is received by the Agent later than 9:00 A.M. (San Francisco time) shall be deemed to have been received on the immediately succeeding Business Day.

   (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; subject to the provisions set forth in the definition of "Interest Period" herein.

   (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full as and when due, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank or in the event of receipt by the Agent of partial payment by the Company, such Bank's ratable portion of the amount not paid by the Company, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate as in effect on such date. In the event the Agent actually receives a payment of principal from the Company in accordance with the terms of this Agreement by 9:00 A.M. (San Francisco time) and does not pay the Banks their portion of such payment on the same day, the Banks shall receive interest from the Agent at the Federal Funds Rate for each day such payment is not received.

   2.13  Payments by the Banks to the Agent.
         ----------------------------------

   (a) Subject to the terms and conditions hereof, each Bank shall make available to the Agent in immediately available funds for the account of the Company the amount of its Commitment Percentage of any Borrowing.

   (b) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Commitment Percentage of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall within two Business Days following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A certificate of the Agent submitted to any Bank with respect to amounts owing under this subsection 2.13(b) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent within two Business Days following such Borrowing Date, the Agent shall notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

   (c) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

   2.14  Sharing of Payments, etc.  If, other than as provided in subsection
         -------------------------
2.9(d) or 2.10(a) or Section 3.1, 3.3, 3.4 or 10.4, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Commitment Percentage of payments on account of the Loans obtained by all the Banks, such Bank shall forthwith (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such
                        --------  -------
excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor together with an amount equal to such paying Bank's Commitment Percentage (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.8) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.
The Agent shall keep records (which shall be conclusive and binding in the absence of manifest error), of participations purchased pursuant to this Section
2.14 and shall in each case notify the Banks following any such purchases or repayments.


                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------

   3.1  Taxes.
        -----

   (a) Subject to subsection 3.1(g), any and all payments by the Company to each Bank or the Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income by the jurisdiction under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
    -----

   (b) In addition, the Company shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Agreement (hereinafter referred to as "Other Taxes").
                                                  -----------

   (c) Subject to subsection 3.1(g), the Company shall indemnify and hold harmless each Bank and the Agent upon demand for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.1) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Each of the Agent and the Banks hereby severally agrees to notify the Company with reasonable promptness if it obtains knowledge of such Taxes or Other Taxes.

   (d) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then, subject to subsection 3.1(g):

        (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.1) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

        (ii)  the Company shall make such deductions; and

        (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

   (e) Within thirty (30) days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

   (f) Each Bank which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

        (i) it shall, no later than the Closing Date (or, in the case of a Bank which becomes a party hereto pursuant to Section 10.7 after the Closing Date, the date upon which the Bank becomes a party hereto) deliver to the Company through the Agent two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of Internal Revenue Service

   Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

        (ii) if at any time the Bank makes any changes necessitating a new Form, it shall with reasonable promptness deliver to the Company through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224; or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

        (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Bank and if the delivery of the same be lawful, deliver to the Company through the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Bank; and

        (iv) it shall, promptly upon the Company's reasonable request to that effect, deliver to the Company such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

   (g) The Company will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to subsection 3.1(d) to any Bank for the account of any Lending Office of such Bank:

        (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under subsection 3.1(f) in respect of such Lending Office;

        (ii) if such Bank shall have delivered to the Company a Form 4224 in respect of such Lending Office pursuant to subsection 3.1(f)(i), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

        (iii) if the Bank shall have delivered to the Company a Form 1001 in respect of such Lending Office pursuant to subsection 3.1(f)(ii), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

   (h) If, at any time, the Company requests any Bank to deliver any forms or other documentation pursuant to subsection 3.1(f)(iv), then the Company shall, on demand of such Bank through the Agent, reimburse such Bank for any costs and expenses (including Attorney Costs) reasonably incurred by such Bank in the preparation or delivery of such forms or other documentation.

   (i) If the Company is required to pay additional amounts to any Bank or the Agent pursuant to subsection 3.1(d), then such Bank shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

   (j)  The agreements and obligations of the Company contained in this Section
3.1 shall survive the payment in full of all other Obligations.

   (k) Each Bank and the Agent agree that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from the United States withholding taxes (whether available by treaty, existing administrative waiver or otherwise) and (ii) otherwise cooperate with the Company to minimize amounts payable by the Company under this Section 3.1; provided, however, that, the Agent and any Bank shall not be obligated by reason
- -----------------
of this subsection 3.1(j) to disclose any information regarding its tax affairs or tax computations or to reorder its tax or other affairs or tax or other planning, or to undertake any action that the Agent or such Bank deems to involve incurring any risk of liability or cost to itself or which requires any expenditure of effort that such Agent or Bank deems unreasonable under the circumstances.

   (l) Each Bank (or, if applicable, the Agent) which is organized under the laws of the United States or any State thereof, shall provide the Company and the Agent with two duplicates of statements conforming to the requirements of Treasury Regulation 1.1441-5(b) or any successor thereto.

   3.2  Illegality.
        ----------

   (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Eurodollar Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Eurodollar Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

   (b) If a Bank determines that it is unlawful to maintain any Eurodollar Rate Loan, upon notice to such effect by such Bank to the Company, all Eurodollar Rate Loans of the Bank then outstanding will immediately and automatically convert to a Base Rate Loan and the Company shall pay to such Bank all amounts required to be paid under Section 3.4 on the day that is three (3) Business Days after the date of such notice.

   (c) If the obligation of any Bank to make Eurodollar Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Eurodollar Rate Loans shall be instead Base Rate Loans.

   (d) Before giving any notice to the Agent pursuant to this Section 3.2, the affected Bank shall designate a different Lending Office with respect to its Eurodollar Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

   3.3  Increased Costs and Reduction of Return.
        ---------------------------------------

   (a) If any Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation after the Closing Date or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) promulgated or becoming effective after the Closing Date, there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans (other than an increase in Taxes or Other Taxes), then the Company shall be liable for, and shall from time to time, upon demand therefor by such Bank (with a copy of such demand to be sent to the Agent), pay to such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

   (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
(iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

   3.4  Funding Losses.  The Company shall reimburse each Bank and hold each
        --------------
Bank harmless from any actual loss or actual expense which the Bank may sustain or incur as a consequence of:

        (a) the failure of the Company to make on a timely basis any payment of principal of any Eurodollar Rate Loan (including payments made after any acceleration thereof);

        (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

        (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.6;

        (d) the prepayment (including pursuant to Section 2.7) or other payment (including after any acceleration thereof) of a Eurodollar Rate Loan on a day that is not the last day of the relevant Interest Period; or

        (e) the conversion of a Eurodollar Rate Loan to a Base Rate Loan on a day which is not the last day of the Interest Period with respect thereto, provided, however, the Company shall not be required to compensate the Banks
   --------  -------
   for lost profits under this clause (e) of this Section 3.4;

including, in each case, any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 3.3(a), each Eurodollar Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Eurodollar Rate for such Eurodollar Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan is in fact so funded.

   This covenant shall survive the payment in full of all other Obligations.

   3.5  Inability to Determine Rates.  If the Majority Banks determine that for
        ----------------------------
any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or that the Eurodollar Rate applicable pursuant to subsection 2.9(a) for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Eurodollar Rate Loans, as the case may be, hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Eurodollar Rate Loans.

   3.6  Certificates of Banks.  Any Bank claiming reimbursement or compensation
        ---------------------
pursuant to this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder (including a description in reasonable detail of the way in which such amount was determined) and such certificate shall be conclusive and binding on the Company in the absence of manifest error; provided, however, that the Company shall not be liable for any such amount attributable to any period prior to the date one hundred eighty (180) days prior to the date of such certificate.

                                  ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

   4.1  Conditions of Commitments.  The Commitment of each Bank hereunder is
        -------------------------
subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and its counsel and to the Banks and in sufficient copies for each Bank:

   (a)  Credit Agreement.  This Agreement executed by the Company, the Agent
        ----------------
and each of the Banks;

   (b)  Resolutions; Incumbency.
        -----------------------

        (i) Copies of the resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Agreement, the other Loan Documents to be delivered hereunder and authorizing the borrowing of the Loans, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and

        (ii) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver, as applicable, this Agreement, and all other Loan Documents to be delivered hereunder;

   (c)  Articles of Incorporation; By-laws and Good Standing. Each of the
        ----------------------------------------------------
following documents:

        (i) the articles of incorporation of the Company as in effect on the Closing Date, certified by the Secretary of State of the State of incorporation of the Company as of a recent date and by the Secretary or Assistant Secretary of the Company as of the Closing Date and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

        (ii) a good standing certificate for the Company from the Secretary of State of the State of Delaware and each state where the Company is qualified to do business as a foreign corporation as of a recent date, and a bring-down certificate by telex or facsimile, dated the Closing Date from the Secretary of State of the State of Delaware;

   (d)  Legal Opinions.  Opinions of Wilson, Sonsini, Goodrich & Rosati, special
        --------------
counsel to the Company, and Marla Stark, Esquire, general counsel to the Company, and addressed to the Agent and the Banks, collectively substantially in the form of Exhibit 4.1(d)(i);
            -----------------

   (e)  Payment of Fees.  The Company shall have paid all costs, accrued and
        ---------------
unpaid fees and expenses (including, without limitation, Attorney Costs) to the extent invoiced prior to or otherwise then due and payable on the Closing Date, including any arising under subsection 2.10(a) and (c) and Sections 3.1, 10.4 and 10.10;

   (f)  Certificate.  A certificate signed by a Responsible Officer, dated as of
        -----------
the Closing Date, stating that:

        (i) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date;

        (ii)  no Default or Event of Default exists as of such date; and

        (iii) no Material Adverse Compliance Effect has occurred since September 30, 1993;

   (g)  Financial Statements.  A certified copy of financial statements of the
        --------------------
Company and its Subsidiaries referred to in Section 5.11;

   (h)  Certified Documents.  Certified copies of the 1991 Indenture, 1992
        -------------------
Indenture, Note Agreement and Note Purchase Agreement, each as supplemented through the date hereof.

   (i)  Other Documents.  Such other approvals, opinions or documents as any
        ---------------
Bank may reasonably request.

   4.2  Conditions to all Borrowings.  The obligation of each Bank to make any
        ----------------------------
Loan to be made by it hereunder (including its initial Loan) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing
Date:

        (a)  Notice of Borrowing.  The Agent shall have received, with a
             -------------------
   counterpart for each Bank, a Notice of Borrowing;

        (b)  Continuation of Representations and Warranties.  The
             ----------------------------------------------
   representations and warranties made by the Company contained in Article V shall be true and correct on and as of such Borrowing Date, with the same effect as if made on and as of such date (except to the extent such representations or warranties specifically relate to an earlier date, in which case they shall be true and correct as of such date);

        (c)  No Existing Default.  No Default or Event of Default shall exist or
             -------------------
   shall result from such Borrowing; and

        (d)  No Material Adverse Change.  No Material Adverse Compliance Effect
             --------------------------
   shall have occurred since September 30, 1993.

Each Borrowing by the Company hereunder shall constitute a representation and warranty by the Company hereunder as of each such Borrowing Date that the conditions in this Section 4.2 have been satisfied.

   The representations, warranties and conditions set forth in this Article IV are solely for the benefit of Agent and the Banks, and the Agent with the written consent of each of the Banks may waive any or all of such conditions in whole or in part; provided that no such waiver of a condition shall constitute a waiver by the Agent or Banks of any of their other respective rights or remedies under this Agreement or otherwise at law or in equity if the Company should be in default of any of its covenants, agreements, representations or warranties under this Agreement.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

   The Company represents and warrants to the Agent and each Bank that:

   5.1  Corporate Existence and Power.  The Company and each of its Material
        -----------------------------
Subsidiaries:

        (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

        (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and carry on its business and other activities as currently conducted and (ii) to execute, deliver and perform its obligations under the Loan Documents;

        (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license; and

        (d)  is in compliance with all Requirements of Law;

except, in each case referred to in subclause (b)(i), clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Compliance Effect.

   5.2  Corporate Authorization; No Contravention.  The execution, delivery and
        -----------------------------------------
performance by the Company of this Agreement and any other Loan Document to which it is a party, have been duly authorized by all necessary corporate action and do not and will not:

        (a) contravene the terms of the Company's certificate of incorporation, bylaws or other organization document;

        (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which the Company or any of its Subsidiaries is a party; or

        (c) violate any Requirement of Law including the Foreign Assets Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Foreign Fund Control Regulations, the Iranian Assets Control Regulations, the Nicaraguan Trade Control Regulations, the South African Transactions Regulations, the Libyan Sanctions Regulations, the Soviet Gold Coin Regulations or the Panamanian Transactions Regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or Executive Orders 12722 and 12724 (transactions with Iraq and Executive Orders 12723 and 12725 (transactions with Kuwait).

   5.3  Governmental Authorization.  No approval, consent, exemption,
        --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, payment or repayment by the Company of the Obligations, or enforcement against the Company, of this Agreement or any other Loan Document.

   5.4  Binding Effect.  This Agreement and each other Loan Agreement to which
        --------------
the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

   5.5  Litigation.  Except as set forth in Schedule 5.5 to the Disclosure
        ----------                          ------------
Letter,

        (a) there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries, or any of their respective properties, which purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; and

        (b) there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company as of the Closing Date, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries, or any of their respective properties, which, if determined adversely to the Company, or its Subsidiaries, could reasonably be expected to have a Material Adverse Compliance Effect; provided, however, that for purposes of making any such
                      -----------------
   determination, at all times prior to the earlier of (i) the time that such damages have been awarded at trial by a judge, jury or other determiner of fact, and (ii) the time as of which accrual of such damage amounts would be recognized for purposes of the Company's consolidated financial statements in accordance with GAAP, the Company may disregard the effect of punitive damages claimed by any opposing party, other than treble damages asserted in connection with antitrust litigation.

No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

   5.6  No Default.  No Default or Event of Default exists or would result from
        ----------
the incurring of obligations by the Company under this Agreement or any other Loan Agreement. Neither the Company, nor any of its Subsidiaries, is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Compliance Effect.

   5.7  ERISA Compliance.  No accumulated funding deficiency (as defined in
        ----------------
section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Qualified Plan or to any Plan that would be a Qualified Plan if the term "Controlled Group" were defined to include Persons under common control with the Company or any of its Subsidiaries pursuant to section 414(m) or (o) of the Code. No liability to the PBGC (other than for required premium payments) has been incurred or could reasonably be expected to be incurred by the Company or any other ERISA Affiliate with respect to any Qualified Plan that could reasonably be expected to have a Material Adverse Payment Effect. Neither the Company nor any ERISA Affiliates have incurred or could reasonably expect to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan that could reasonably be expected to have a

Material Adverse Payment Effect. To the best knowledge of the Company, the execution and delivery of this Agreement will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code.

   5.8  Use of Proceeds; Margin Regulations.  The proceeds of the Loans shall be
        -----------------------------------
used solely for the purposes permitted by Section 6.11. No portion of the Loans will be used, directly or indirectly, (a) to purchase or carry Margin Stock or
(b) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (d) to make payments of principal or interest on Ineligible Securities underwritten by any Section 20 Subsidiary and issued by or for the benefit of the Company or any Affiliate of the Company. No proceeds of any Loans will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act.

   5.9  Title to Properties; Liens.  The Company and each of its Subsidiaries
        --------------------------
has good record and marketable title in fee simple to or valid leasehold interests in all its real Property, except for such defects in title as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Payment Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

   5.10  Taxes.  The Company and each of its Subsidiaries have filed all
         -----
Federal, state, foreign and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties in accordance with such returns and reports except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded. The Company has received no notice from any Governmental Authority of any deficiency in respect of any such return or report in an amount which, if assessed or required to be paid, would have a Material Adverse Compliance Effect.

   5.11  Financial Condition.
         -------------------

   (a) The Company's consolidated balance sheet dated September 30, 1993, and related consolidated statements of income and cash flows for the quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) accurately and fairly present in all material respects, in accordance with GAAP, the consolidated financial condition of the Company and its Consolidated Subsidiaries as of the date thereof and results of operations for the period covered thereby, subject only to normal year end adjustments and the absence of complete footnotes.

   (b) The audited consolidated balance sheet of the Company and its Consolidated Subsidiaries dated December 31, 1992, and the related consolidated statements of operations, shareholders equity and cash flows for the fiscal year ending on such date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as expressly noted therein; and (ii) in accordance with GAAP, are complete and accurate and fairly present in all material respects, the financial condition of the Company and its Consolidated Subsidiaries as of the date thereof and the results of operations for the period covered thereby.

   (c) Since September 30, 1993 there has been no Material Adverse Compliance Effect.

   5.12  Environmental Matters.
         ---------------------

   (a) The operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except where non-compliance could not reasonably be expected to have a Material Adverse Compliance Effect.

   (b) Each of the Company and its Subsidiaries has obtained all Environmental Permits necessary for its respective operations, and all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries is in compliance with all terms and conditions of such Environmental Permits, except where failure to obtain such Environmental Permits, maintain such Environmental Permits in good standing or be in compliance with such Environmental Permits could not reasonably be expected to have a Material Adverse Compliance Effect.

   (c) The Company and its Subsidiaries have received no notice that any of their present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority or other Person, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Compliance Effect.

   (d) There are no conditions or circumstances which may give rise to any Environmental Claim arising from the operations of the Company or its Subsidiaries, including Environmental Claims associated with any operations of the Company or its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Compliance Effect.

   5.13  Regulatory Entities.  None of the Company, any Person controlling the
         -------------------
Company, or any Subsidiary of the Company, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the

Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

   5.14  No Burdensome Restrictions.  Neither the Company, nor any of its
         --------------------------
Subsidiaries is a party to or bound by any Contractual Obligation or subject to any charter or corporate restriction or any Requirement of Law which could reasonably be expected to have a Material Adverse Compliance Effect.

   5.15  Solvency.  The Company is Solvent.  The Company and its Consolidated
         --------
Subsidiaries, on a consolidated basis, are Solvent.

   5.16  Labor Relations.  As of the Closing Date there are no strikes, lockouts
         ---------------
or other labor disputes against the Company or any of its Subsidiaries, or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority. After the Closing Date, except as could not be reasonably expected to have a Material Adverse Compliance Effect individually or in the aggregate, there are no strikes, lockouts or other labor disputes against the Company or any of its Subsidiaries, or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority.

   5.17  Intellectual Property Matters.  Except as set forth in Schedule 5.17 to
         -----------------------------                          -------------
the Disclosure Letter, the Company or any of its Subsidiaries own or are licensed or otherwise have the right to use (or could obtain ownership of licenses or rights on terms not materially adverse to such Person and under circumstances that could not reasonably be expected to have a Material Adverse Compliance Effect) all of the patents, trademarks, service marks, trade names, copyrights, other intellectual property rights and licenses to any of the foregoing, that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person except where such conflict could not be reasonably expected to have a Material Adverse Compliance Effect. To the best of the Company's knowledge, except as set forth on Schedule 5.17 to the Disclosure Letter, as of the Closing Date there is no
   -------------
claim or litigation regarding any of the foregoing pending or threatened, and no patent, invention, device, application or principle is pending or proposed, which, in either case, could reasonably be expected to result in a Material Adverse Compliance Effect.

   5.18  Subsidiaries.  As of the Closing Date, the Company has no Subsidiaries
         ------------
other than those listed on Schedule 5.18(a) to the Disclosure Letter and has no
                           ----------------
equity investments or minority interests in any other corporation or entity in excess of 5% thereof other than those listed on Schedule 5.18(b) to the Dis-
                                                ----------------
closure Letter. As of the Closing Date, the Material Subsidiaries are as listed on Schedule 5.18(c) to the Disclosure Letter.
          ----------------

   5.19  Broker's; Transaction Fees.  Neither the Company nor any of its
         --------------------------
Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby.

   5.20  Insurance.  The properties of the Company and its Subsidiaries are
         ---------
insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

   5.21  Internal Control.  The Company has established and maintains reasonable
         ----------------
internal controls and reporting systems designed to insure that Responsible Officers will be promptly informed of all material financial, operational and compliance matters relevant to compliance with the provisions of the Loan Agreements.

   5.22  Full Disclosure.  The documents, certificates and written statements
         ---------------
(including the Loan Documents) furnished by the Company to the Agent or any Bank pursuant to any provision of any Loan Agreement, or for use in connection with the transactions contemplated by any Loan Agreement, taken together with all such documents, certificates and written statements, do not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, however, that
                                                         --------  -------
(a) it is recognized by the Agent and the Banks that projections and forecasts provided by the Company, while reflecting the Company's good faith projections or forecasts based upon methods and data the Company believes to be reasonable and accurate, are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results and (b) nothing contained in this Section
5.22 shall in any way impair the Agent's and the Banks' right to declare and enforce an Event of Default under subsection 8.1(c) if any representation or warranty by the Company in any Loan Document shall prove to be incorrect in any material respect on or as of the date made or deemed made.

                                 ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

   So long as any Bank shall have any Commitment hereunder, or any Loan, interest, fee or Miscellaneous Payment Amount owing shall remain unpaid, unless the Majority Banks waive compliance in writing:

   6.1  Financial Statements.  The Company shall deliver to the Agent, with
        --------------------
copies for each Bank:

        (a) as soon as available, but not later than 95 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company as at the end of such year and the related consolidated statements of operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and accompanied by the unqualified opinion of Price Waterhouse or another nationally recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP;

        (b) as soon as available, but not later than 95 days after the end of each fiscal year of the Company, an unaudited consolidating balance sheet of the Company and each of its Subsidiaries as at the end of such fiscal year and the related consolidating statement of operations, shareholders' equity and cash flows for such fiscal year, all in reasonable detail, together with a certificate by an appropriate Responsible Officer in the form of Exhibit
                                                                      -------
   6.1(b); and
   ------

        (c) as soon as available, but not later than 50 days after the end of each of the first three fiscal quarters of each year a copy of the unaudited consolidated balance sheet of the Company as of the end of such quarter and the related consolidated statements of income, and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by an appropriate Responsible Officer as being, in all material respects, complete and correct and fairly presenting, in accordance with GAAP, the consolidated financial position and the results of operations of the Company and the Company's Consolidated Subsidiaries, subject only to normal year end adjustments and the absence of footnotes.

   6.2  Certificates; Other Information.  The Company shall furnish to the Agent
        -------------------------------
with sufficient copies for each Bank:

        (a) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and (c) above, a compliance certificate of a Responsible Officer in the form of Exhibit 6.2(a) hereto;
                                        --------------

        (b) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as the Company sends to its public stockholders generally, copies of all final registration statements on Form S-1 or Form S-3 (without exhibits) or their successor forms relating to offerings of debt or equity securities on behalf of the Company, and copies of all Form 10-K's, Form 10-Q's, and Form 8-K's or their successor forms, and all amendments to such forms, that the Company files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

        (c) promptly upon receipt thereof by the Company, a copy of the final management letter, if any, submitted by the Company's independent accountants in connection with any annual audit made by them of the books of the Company and its Subsidiaries; and

        (d) promptly, such additional financial and other information as the Agent, at the request of any Bank, may from time to time reasonably request, including any changes in accounting practices or procedures, subject to the second proviso of Section 6.9 hereof.

   6.3  Notices.  The Company shall notify the Agent and each Bank:
        -------

        (a) promptly of the occurrence of any Default or Event of Default or of any event or circumstance that forseeably will result in a Default or Event of Default;

        (b) promptly after any Responsible Officer becomes aware thereof, of any (i) breach or non-performance of, or any default under any Contractual Obligation of the Company or any of its Material Subsidiaries which could reasonably be expected to result in a Material Adverse Compliance Effect; or
   (ii) dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Compliance Effect;

        (c) promptly after any Responsible Officer becomes aware thereof, of the commencement of, or any material and adverse pre-trial judicial or administrative determination in, any litigation or proceeding affecting the Company or any of its Subsidiaries (i) in which the amount of damages claimed is $5,000,000 (or its equivalent in another currency or currencies) or more,
   (ii) in which injunctive or similar relief is sought and which, if adversely determined, could reasonably be expected to have a Material Adverse Compliance Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document or the operations of the Company or any of its Subsidiaries;

        (d) promptly upon, but in no event later than ten days after, a Responsible Officer becomes aware thereof of any of the following which if adversely determined could have a Material Adverse Compliance Effect, of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company or any Subsidiary of the Company or any of their properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real Property adjoining or in the vicinity of the Property of the Company or any Subsidiary of the Company that could reasonably be anticipated to cause such Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Property under any Environmental Laws;

        (e) promptly of any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the Securities and Exchange Commission pursuant to the Exchange Act, within four days after reporting the same to the Securities and Exchange Commission;

        (f) promptly of any ERISA Event affecting the Company or any member of its Controlled Group (but in no event more than 20 days after such ERISA Event) and (i) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC (within 20 days following the required filing date) and (ii) any notice delivered by the PBGC to the Company or any member or its Controlled Group with respect to such ERISA Event (within 20 days after receipt of such notice);

        (g) promptly after any Responsible Officer becomes aware thereof, of any Material Adverse Compliance Effect subsequent to the date of the most recent audited financial statements of the Company delivered to the Banks pursuant to subsection 6.1(a);

        (h) promptly of (including, where applicable, a description of) (i) the placement of any Multiemployer Plan in reorganization status under Title IV of ERISA; or (ii) any Multiemployer Plan becoming "insolvent" (as such term is defined in Section 4245 of ERISA under Title IV of ERISA);

        (i) promptly after any Responsible Officer becomes aware thereof, of any labor controversy including any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company or any of its Subsidiaries which has continued for more than 15 days;

        (j) promptly after any Responsible Officer becomes aware thereof, of the giving or receiving of any notices of prepayment, redemption, repurchase or default under the Note Agreement, the 1991 Indenture, the 1992 Indenture, the Note Purchase Agreement, or any agreement entered into by the Company or its Subsidiaries after the date hereof pursuant to which the Company is obligated in respect of debt for borrowed money aggregating in excess of $15,000,000 (in the case of any one such agreement);

        (k) promptly upon obtaining knowledge of any actual Change in Control or the execution by the Company of an agreement providing for a Change in Control; and

        (l) promptly after any Responsible Officer becomes aware thereof, of any transaction described in Section 7.3(b) hereof.

   Each notice pursuant to this Section shall be accompanied by a written certificate by a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company or the affected Subsidiary proposes to take with respect thereto.

   6.4  Preservation of Corporate Existence, Etc.  Except as otherwise permitted
        ----------------------------------------
by Section 7.2 or 7.3 hereof, the Company shall and shall cause each of its Material Subsidiaries to:

        (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its State or jurisdiction of incorporation;

        (b) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or material to the normal conduct of its business, except where the failure to do so could not individually or in the aggregate be reasonably expected to have a Material Adverse Payment Effect;

        (c) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business and the goodwill of its business; and

        (d) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Payment Effect.

   6.5  Maintenance of Property.  Except as otherwise permitted by Section 7.2
        -----------------------
or 7.3 hereof, the Company shall maintain, and shall cause each of its Subsidiaries to maintain in good working order and condition, all its Property which are material to the conduct of business by the Company or the Company and its Subsidiaries taken as a whole.

   6.6  Insurance.  The Company shall maintain, and shall cause each of its
        ---------
Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage (including workers' compensation insurance, public liability and Property and casualty insurance and business interruption insurance) of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances (other than the Company's financial circumstances) by such other Persons. Upon request of the Agent, the Company shall furnish the Agent, with copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section 6.6 (and which, in the case of a certificate of a broker, were placed through such broker).

   6.7  Payment of Obligations.  The Company shall, and shall cause each of its
        ----------------------
Subsidiaries to, (a) timely prepare and file all reports and returns in respect of Federal, state, foreign and other income and franchise taxes and timely pay all amounts in accordance therewith, together with all additional amounts assessed by the applicable Governmental Authority in respect thereof, and (b) pay before they become delinquent, all other material taxes, assessments and governmental charges or levies imposed upon it or its Property; provided that
                                                                --------
items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings as long as adequate reserves, to the extent required by GAAP, have been established and maintained and exist with respect thereto and, provided, further, that the contesting Person's right to
                     -----------------
use any material Property is not materially adversely affected thereby.

   6.8  Compliance with Laws.  The Company shall comply, and shall cause each of
        --------------------
its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith, as to which a bona fide dispute may exist, or where the failure to so comply could not (a) impair or adversely affect the validity, binding effect or enforceability of any Loan Agreement, including any remedy set forth therein;
(b) result, directly or indirectly, in any liability to the Agent or any Bank or cause the Agent or any Bank to violate any Requirement of Law; or (c) reasonably be expected to result in a material adverse effect upon the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole.

   6.9  Inspection of Property and Books and Records.  The Company shall
        --------------------------------------------
maintain and shall cause each of its Subsidiaries to maintain sound accounting policies and an adequate and effective system of accounts and internal accounting control that will safeguard assets, properly record income, expenses and liabilities, and assure the timely production of proper financial statements in accordance with GAAP consistently applied in all material respects. The Company shall permit, and shall cause each of its Subsidiaries to permit, any employee of, or any financial, legal, environmental or other professional consultant or advisor to, the Agent or any Bank, at the Agent's or such Bank's expense, to visit and inspect any of their respective properties, to examine all their respective corporate, financial and operating books and records and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that when an Event of Default
                               --------  -------
exists, the Agent or any Bank may visit, inspect, examine, make copies or abstracts of and discuss, at the expense of the Company such properties at any time during business hours and without advance notice; provided, further,
                                                       --------  -------
however, that the Company and its Subsidiaries will not be required to disclose,
- -------
permit the inspection, examination, copying or making extracts of, or discuss, any portion of, any document, or any information, in respect of which and to the extent that disclosure to the Agent or such Bank is then prohibited by law or by agreement binding on the Company or any Subsidiary of the Company and entered into between the Company or any such Subsidiary and any Person not an Affiliate of the Company and that was not entered into by the Company or such Subsidiary for the purpose of concealing information from the Agent, the Banks or other creditors having contract provisions similar to this Section in particular, and in respect of which (in the case of any such agreement) a Responsible Officer has provided the Agent with a certificate setting forth a brief description of the agreement (including, without limitation, the nature and purpose of the agreement, the parties to the agreement, and the provision of the agreement that prohibits such disclosure), provided, however, that if disclosure of the
                            -----------------
existence of any agreement is prohibited by the provisions thereof, such certificate may state generally, with respect to such agreement, that there are agreements pertaining to the matter as to which information was requested which are binding on the Company or a Subsidiary and which prohibit disclosure of the existence thereof. The Company and its Subsidiaries shall use their reasonable efforts to obtain a waiver of any contractual prohibition provided the Banks execute a confidentiality agreement;

provided, however, in no event shall the Company be required to disclose
- -----------------
personnel records. Nothing set forth in this Section 6.9 shall in any way relieve the Company of its obligations to deliver documents pursuant to Section 6.1, 6.2(a) through (c) or 6.3 hereof.

   6.10  Environmental Laws.
         ------------------

   (a) The Company shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its Property in compliance with all Environmental Laws, except where the failure to do so could not reasonably be expected to, in the aggregate, have a Material Adverse Payment Effect.

   (b) At any time as there exists an Event of Default, upon the written request of the Majority Banks, the Company shall prepare and submit and cause each of its Subsidiaries to prepare and submit, to the Agent, with copies for each Bank, at the Company's sole cost and expense at reasonable intervals, an audit report in form and detail satisfactory to the Majority Banks, providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any disclosure required or made pursuant to subsection 6.3(d) or Section 5.12 and any other environmental, health or safety compliance obligation, remedial obligation or liability.

   6.11  Use of Proceeds. The Company shall use the proceeds of the Loans solely
         ---------------
to repay in full the Existing Facility and for working capital and other general corporate purposes not in contravention of any Requirement of Law; provided,
                                                                   --------
however, that the Company shall not directly or indirectly use the proceeds of
- -------
the Loans for any purchase or other acquisition of voting stock or equity of any Person if (a) the purpose of such purchase or other acquisition is to effect a material change in the business, corporate or capital structure of such Person, or the Company intends to acquire in excess of 50% of the combined voting power of all then issued and outstanding voting stock of such Person or otherwise to acquire the power to elect, appoint, or cause the election or appointment of at least a majority of the members of the board of directors of such Person, and
(b) such purchase or other acquisition has not been approved by the board of directors (or other body exercising similar authority) of such Person.

   6.12  Internal Controls.  The Company will maintain reason-able internal
         -----------------
controls and reporting systems designed to insure that a Responsible Officer will be promptly informed of all material financial, operational and compliance matters relevant to compliance with the provisions of the Loan Agreements.

   6.13  Subordinated Debt Notices.  Promptly after the initial Borrowing
         -------------------------
hereunder, the Company shall send a written notice to the trustee under each of the 1991 Indenture, the 1992 Indenture, and any and all other trustees or creditors in respect of Subordinated Debt then outstanding, informing each such Person that the Company has incurred "Senior Indebtedness" (or equivalent term, as defined in such Indentures) pursuant to this Agreement. At any time as there exists an Event of Default hereunder, the Company shall immediately upon the receipt of a notice of default from the Agent, together with the request by the Agent at the request of Banks holding in the aggregate the amount of "Senior Indebtedness" (or equivalent term) as is necessary under the applicable Subordinated Debt documentation to issue such notices, send by the most expeditious means available written notices in the form specified by, and in accordance with, Section 4.05 of the 1991 Indenture and the 1992 Indenture (or other, equivalent, section under other applicable documentation) to such trustee or other Person, and to all other Persons entitled to such notice pursuant to the terms of such indenture, with a copy to the Agent. If the Company shall fail to deliver any of the foregoing notices required by this Section 6.13, the Company irrevocably authorizes the Agent to prepare, execute and deliver a notice substantially in the form of Exhibit 6.13 (or in such other form as may
                                    ------------
be appropriate to such indenture).


                                  ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

   So long as any Bank shall have any Commitment hereunder, or any Loan, interest, fee or Miscellaneous Payment Amount owing shall remain unpaid, unless the Majority Banks waive compliance in writing:

   7.1  Limitation on Liens.  The Company shall not, nor shall it suffer or
        -------------------
permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien (including any Lien granted pursuant to paragraph 5C of the Note Agreement) upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
- -----------------

        (a)  any Lien (i) identified on Schedule 7.1, provided, that to the
                                        ------------  --------
   extent such Lien shall attach to receivables of the Company or a Subsidiary (other than as proceeds of other collateral), such Lien shall be subject to subsection 7.1(q), (ii) arising in connection with the Agreement dated as of September 1991 between the Company and Olivetti Finfactoring SpA, providing for the factoring by Olivetti of receivables of the Company and its Subsidiaries, provided, that the aggregate principal amount secured by any
                 --------
   such Lien shall not at any time exceed the Italian Lire equivalent of $5,000,000 plus accrued interest, and (iii) (A) arising under paragraph

   5C of the Note Agreement (as in effect on the date hereof, without regard for any future amendments thereof) securing the notes issued pursuant thereto and
   (B) arising under paragraph 4C of the Note Purchase Agreement (as in effect on the date hereof, without regard for any future amendments thereof) securing the notes issued pursuant thereto;

        (b)  any Lien created under any Loan Document;

        (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.7, provided that no Notice of Lien has been filed or recorded;

        (d)  Liens incurred or deposits made in the ordinary course of business,

             (i) in respect of leases, statutory obligations or claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons that are not yet due or that are being actively contested in good faith by appropriate proceedings, and in respect of which adequate reserves are carried on the books of the Person liable therefor to the extent required by GAAP,

             (ii) in connection with workers' compensation, unemployment insurance, social security and other like laws (other than ERISA),

             (iii) to secure the performance of letters of credit used in place of performance bonds, bids, leases, tenders, sales contracts, statutory obligations, government contracts, surety and performance bonds and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property,

             (iv) incidental to the conduct of the Company's business or ownership of its Property, provided that,
                                   --------

                      (A) such obligations shall not have arisen in connection with the borrowing of money, the obtaining of advances or credit, the sale of accounts receivable or the payment of the deferred purchase price of Property, and

                      (B) such Liens shall not in the aggregate materially detract from the value of the Property encumbered thereby or materially interfere with the use of such Property in the ordinary conduct of the owning Person's business.

             (v) which constitute purchase money security interests with respect to advances or the payment of deferred purchase price in connection with the purchase of goods and services in the ordinary course of business, provided that, at the time any such security
                            --------
        interest is created, the Company or the Company's Subsidiary intends to pay the amount secured thereby within 180 days after such creation,

        provided, further, that any such security interest runs in favor of the
        --------  -------
        provider of such goods or services and is not part of a floor plan financing arrangement or any other arrangement with any Person that is primarily in the business of making loans or extending other financial accommodations, or

             (vi) which constitute Liens with respect to conditional sale or other title retention agreements and any lease in the nature thereof,

        provided that any such Lien with respect to conditional sales or other
        --------
        title retention agreements encumbers only Property and accretions thereto (and proceeds arising from the disposition thereof) which are subject to such conditional sale or other title retention agreement or lease in the nature thereof and, provided, further, that the aggregate
                                         -----------------
        amount secured by all such conditional sale or other title retention agreements and leases in the nature thereof shall not be more than $5,000,000 (it being understood that additional amounts may be so secured if permissible under any other provision of this Section 7.1);

        (e) reservations, exceptions, encroachments, ease-ments, rights-of-way, covenants, conditions, restrictions and other similar title exceptions or encumbrances affecting real Property, provided such Liens do not interfere
                                         --------
   with the use of such Property in the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole;

        (f) Liens on Property of a Subsidiary of the Company to secure obligations of such Subsidiary to the Company or another Subsidiary of the Company;

        (g) Liens with respect to Capitalized Lease Obligations and financing leases (together with any related interest), provided that such Liens
                                                --------
   encumber only Property and accretions thereto (and proceeds arising from the disposition thereof) acquired with the proceeds of the indebtedness secured thereby;

        (h) leases and subleases of, and licenses and sublicenses with respect to, Property where the Company or a Subsidiary of the Company is the lessor or licensor (or sublessor or sublicensor), provided that such leases,
                                              --------
   subleases, licenses and sublicenses do not in the aggregate materially interfere with the business of the Company and its Subsidiaries taken as a whole;

        (i) (i) Liens to secure appeal bonds, supersedeas bonds and other similar Liens arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit) or any other instrument serving a similar purpose, provided that the aggregate amount
                                              --------
        so secured, together with the aggregate amount secured pursuant to clause (ii) below, shall not at any time exceed $5,000,000 (it being understood that additional amounts may be so secured if permissible under any provision of this Section 7.1),

             (ii) attachments, judgments and other similar Liens arising in connection with court proceedings, provided that the execution or other
                                           --------
        enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings and, provided, further, that the aggregate amount so
                         -----------------
        secured, together with the aggregate amount secured pursuant to clause
        (i) above, shall not exceed $5,000,000 (it being understood that additional amounts may be so secured if permissible under any other provision of this Section 7.1);

        (j) Liens on the Property of any corporation at the time such corporation becomes a Subsidiary of the Company, or such corporation is acquired by, consolidated with or merged into the Company or a Subsidiary of the Company, and Liens on any Property at the time acquired by the Company or a Subsidiary of the Company, provided, in each case, that such Lien was not
                                --------
   incurred in contemplation of such transaction;

        (k) any Lien permitted by this Section 7.1 securing Debt that is being renewed, extended or refunded, provided that the principal amount of such
                                  --------
   Debt outstanding at the time of such renewal, extension or refunding is not increased and such Lien is not extended to any other Property (other than pursuant to its original terms);

        (l)  Purchase Money Mortgages, provided that each such Purchase Money
                                       --------
   Mortgage secures an amount not exceeding 100% of the lesser of the cost (including liabilities assumed) or the fair market value at the time of acquisition or construction of the Property to which it relates (as determined in good faith by the Board of Directors);

        (m) Liens consisting of an agreement to file or give a financing statement set forth in operating leases (it being understood that, upon the filing of any such financing statement, the Lien created thereby must be permissible under another provision of this Section 7.1);

        (n) Liens which constitute rights of set-off of a customary nature or bankers' Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with working capital facilities, lines of credit, term loans, or other credit facilities and similar arrangements entered into with banks in the ordinary course of business;

        (o) Liens on inventory, if any, arising in connection with any arrangement pursuant to which the Company or a Subsidiary agrees to repurchase inventory from a customer or a third party providing financing to a customer, with respect to an aggregate amount of Debt of up to $30,000,000 at any time;

        (p) Liens with respect to shares of capital stock of Arcada Holding such as restrictions on transfer, rights of first refusal and similar restrictions as contemplated by the Arcada Letter of Intent; and

        (q) Liens not otherwise permitted by this Section 7.1 on Property of the Company or any Subsidiary of the Company; provided that, as of each
                                                 --------
   Determination Date, the amount of

             (i) all Debt secured by Liens permitted only by this subsection 7.1(q), plus
                ----

             (ii) all Debt of Subsidiaries of the Company (other than Debt owed by a Subsidiary of the Company to the Company or another Subsidiary of the Company) and all Preferred Stock of the Company's Subsidiaries (other than such Preferred Stock owned by the Company or another Subsidiary of the Company), plus
                                    ----

             (iii)  the Sale/Leaseback Transaction Amount,

   (without duplication) does not exceed 20% of Tangible Net Worth, in each case determined as of such Determination Date; and further provided that such
                                                 ------- --------
   Liens do not secure indebtedness for borrowed money loans or advances (which should not be deemed to include receivables factoring).

   7.2  Dispositions of Assets.  The Company shall not, nor shall it permit any
        ----------------------
of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) (collectively, "Transfers") any of its assets, business or Property (including
                 ---------
accounts and notes receivable (with or without recourse) and equipment sale-leaseback transactions) or enter into any agreement to do any of the foregoing except:

        (a) Transfers of inventory, or used, worn-out or surplus Property, all in the ordinary course of business;

        (b) Transfers of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

        (c)  Transfers in the ordinary course of business;

        (d)  Transfers to the Company or any of its Subsidiaries;

        (e) Transfers which (i) constitute dispositions of cash or Cash Equivalents not prohibited by this Agreement, (ii) constitute Investments which are permitted under Section 7.4 hereof, or (iii) constitute the liquidation of any Permitted Investment; and

        (f) any other Transfers if all of the following conditions shall have been satisfied:

             (i)  the sum (without duplication) of

             (A) the net book value of such Property on the date of the transfer (the "Asset Disposition Date"), expressed as a percentage of
                       ----------------------
        Consolidated Assets on the Determination Date most recently preceding the Asset Disposition Date, plus

             (B) the net book value of each other item of Property of the Company and its Subsidiaries that was Transferred pursuant to this subsection 7.2(f) (including, without limitation, a Transfer by merger or consolidation) ("Transferred Property"), during the period ending on
                            --------------------
        the Asset Disposition Date and commencing on the first day of the period of 12 consecutive calendar months most recently ended as of the Asset Disposition Date (the "Annual Disposition Measurement Period") (stock of
                               -------------------------------------
        the Company's Subsidiaries being deemed to have a net book value equal to the net book value of all assets of the issuer of stock in such Sub-sidiary at such time, or the appropriate portion thereof if less than all stock of such Subsidiary is the subject of such Transfer), expressed in each case as a percentage of Consolidated Assets on the Determination Date most recently preceding the date of each such Transfer, minus

             (C) the aggregate net book value of all Property transferred pursuant to this subsection 7.2(f) during the Annual Disposition Measurement Period to the extent that the net proceeds arising therefrom have been either reinvested in the business of the Company and the Company's Subsidiaries or applied to, or irrevocably committed to make, prepayments of Senior Debt within the period of 12 consecutive months after the respective Transfers of such Property pursuant to this subsection 7.2(f), such aggregate net book value (or the portion thereof corresponding to the portion of such net proceeds so applied or to be so applied) being expressed as a percentage of Consolidated Assets determined on the Determination Date most recently preceding the date of each such Transfer; provided, that any such net proceeds spent for operating expenses or principal, premium or interest in respect of Debt or held in deposit accounts or otherwise as short term investments shall not be deemed to have been reinvested in the business of the Company and the Company's Subsidiaries; provided, further, that such percentage shall not, in any event, exceed 10%;

   will not exceed 15%;

             (ii)  the sum (without duplication) of

             (A) the Cash Flow Contribution of such Property during the period of four consecutive fiscal quarters of the Company most recently ended prior to the Asset Disposition Date (the "Four Quarter Period"), plus
                                                  -------------------

             (B) the Cash Flow Contribution of each other item of Transferred Property during the Annual Disposition Measurement Period, such Cash Flow Contribution for any particular Property being measured for the period of four consecutive fiscal quarters of the Company most recently ended prior to the transfer of such Property, minus

             (C) the Cash Flow Contribution of all Property transferred by the Company and the Company's Subsidiaries during the Annual Disposition Measurement Period to the extent that the net proceeds arising therefrom have been either reinvested in the business of the Company and the Company's Subsidiaries or applied to, or irrevocably committed to make prepayments of Senior Debt within the period of 12 consecutive months after the respective transfers of such Property pursuant to this subsection 7.2(f), such Cash Flow Contribution (or the portion thereof corresponding to the portion of such net proceeds so applied or to be so applied) for any particular Property being measured for the period of four consecutive fiscal quarters of the Company most recently ended prior to the disposition of such Property, provided, that any such net proceeds spent for operating expenses or principal, premium or interest in respect of debt or held in deposit accounts or otherwise as short term investments shall not be deemed to have been reinvested in the business of the Company or the Company's Subsidiaries; provided, further, that the Cash Flow Contribution of all such Property shall not, in any event, exceed 10% of Consolidated Operating Cash Flow during the Four Quarter Period, will not exceed 15%;

             (iii)  the sum (without duplication) of

             (A) the net book value of such Property on the Asset Disposition Date, expressed as a percentage of Consolidated Assets on the Determination Date most recently preceding the Asset Disposition Date, plus

             (B) the net book value of each other item of Property of the Company and the Company's Subsidiaries that was transferred pursuant to this subsection 7.2(f) (including, without limitation, a transfer by merger or consolidation), during the period ending on the Asset Disposition Date and commencing on the first day of the period of 36 consecutive calendar months most recently ended as of the Asset Disposition Date (the "Three Year Disposition Measurement Period")
                               -----------------------------------------
        (stock of a Subsidiary of the Company being deemed to have a net book value equal to the net book value of all assets of the issuer of such stock, or the appropriate portion thereof if less than all stock of such Subsidiary is the subject of such Transfer), expressed in each case as a percentage of Consolidated Assets on the Determination Date most recently preceding the date of each such transfer, will not exceed 40%;

             (iv)  the sum (without duplication) of

             (A) the Cash Flow Contribution of such Property during the Four Quarter Period, plus

             (B) the Cash Flow Contribution of all other Property of the Company and the Company's Subsidiaries that was transferred pursuant to this subsection 7.2(f) (including, without limitation, a Transfer by merger or consolidation) during such Three Year Disposition Measurement Period, such Cash Flow Contribution for any particular Property being measured for the period of four consecutive fiscal quarters of the Company most recently ended prior to the disposition of such Property, will not exceed 40%;

             (v) with respect to any Transfer, or series of related Transfers, of Property pursuant to this subsection 7.2(f) for consideration in an amount which is at least equal to the sum of $25,000,000 plus 5% of the amount, if any, by which Consolidated Assets, determined as of the most recent Determination Date at the time of such transfer, exceeds Consolidated Assets, determined as of December 31, 1992, in the opinion of the Board of Directors, the sale is for fair market value and is in the best interests of the Company and the Company's Subsidiaries; and

             (vi) immediately prior to, and immediately after the consummation of the transaction, and after giving effect thereto, no Default or Event of Default exists or would exist under any provision of this Agreement.

If the Company shall make any Transfer which would be prohibited by this
Section 7.2 but for the deduction provided for in subclause (C) of clause (i) or (ii) of subsection (f), the Company shall be deemed to have covenanted that the net proceeds from such Transfer shall be reinvested in the business of the Company and the Company's Subsidiaries (subject to the limitations of the first proviso to such subclause) or applied to, or irrevocably committed to make prepayments of Senior Debt within the period of 12 consecutive months after such Transfer.

   7.3  Consolidations and Mergers.
        --------------------------

   (a) The Company shall not, and shall not suffer or permit any of its Subsidiaries to, merge, consolidate with or into, nor shall the Company convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person except (i) any Subsidiary of the Company (other than a Subsidiary created for such purpose) may merge, consolidate or combine with or into, the Company (provided that the Company shall be the continuing or surviving corporation) or with any one or more Subsidiaries of the Company (provided that if any transaction shall be between a
                             --------
Subsidiary of the Company and a Wholly-Owned Subsidiary of the Company, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation) and
(ii) as expressly permitted in subsection 7.3(b).

   (b) The Company shall not, and shall not permit its Subsidiaries to, do any of the following, or enter into any agreement or make any offer to do any of the following: (i) merge or consolidate with or into any Person other than the Company or a Subsidiary of the Company, or (ii) purchase or otherwise acquire, directly or indirectly, all or substantially all of the assets of any Person, business or division other than of or from the Company or a Subsidiary of the Company, or (iii) purchase or otherwise acquire, directly or indirectly, in excess of 50% of the voting stock or equity of any Person other than a Subsidiary of the Company; provided that the Company and its Subsidiaries may so
                           --------
merge (provided, in the case of the Company, that the Company is the surviving corporation), and may enter into agreements, make offers and engage in the transactions described in clauses (ii) and (iii) of this subsection if:

             (A) the amount of all cash consideration payable by the Company or any such Subsidiary (other than to the Company or a Wholly-Owned Subsidiary of the Company), when added to the amount of all cash consideration paid by the Company and all of its Subsidiaries for all prior transactions undertaken after the Closing Date which would not be permitted under this subsection 7.3(b) but for this proviso, is not greater than the greater of $25,000,000 and fifteen percent (15%) of the Company's Tangible Net Worth as of the end of the fiscal quarter immediately preceding the closing of any such transaction,

             (B) the amount of all consideration payable (including by assumption of liabilities and the fair market value of Property other than cash paid, including any consideration paid in the form of equity) by the Company or any such Subsidiary (other than to the

        Company or a Wholly-Owned Subsidiary of the Company), when added to the amount of all consideration paid or assumed by the Company and all of its Subsidiaries for all prior transactions undertaken after the Closing Date which would not be permitted under this subsection 7.3(b) but for this proviso, is not greater than $100,000,000,

             (C) such other Person is in the same line of business as the Company and its Subsidiaries or provides vertical integration for such line of business, and

             (D) at such time and immediately after giving effect thereto, no Default or Event of Default would exist.

   7.4  Loans and Investments.  The Company will not and will not permit any of
        ---------------------
its Subsidiaries to purchase or make investments in, purchase stock or securities of, or make loans or advances to, or make other investments in, or guarantee the obligations of, any other Person (including investments in or loans or advances to any corporation proposed to be acquired or created as a Subsidiary) (all of the foregoing referred to as "Investments", and all of the
                                                  -----------
below-listed investments referred to as "Permitted Investments") except:
                                         ---------------------

        (a) obligations of, or obligations guaranteed by (or insured by), the United States government, its agencies, or any public instrumentality thereof with maturities not to exceed (or an unconditional right to compel purchase within) seven years from the date of acquisition;

        (b) Investments in or to the Company or its Subsidiaries and Investments in or to companies which simultaneously with such Investments become Subsidiaries of the Company, and guarantees by the Company of the obligations of its Subsidiaries and guarantees by Subsidiaries of the Company of obligations of the Company or other Subsidiaries of the Company;

        (c) commercial paper or loan participations maturing within seven years of the date of acquisition issued by or granting participations in obligations of a Person organized under the laws of the United States, Canada, a country that is a member of the European Community, Singapore, Taiwan, Malaysia or Japan, rated at the time of acquisition (or issued by or granting participations in obligations of Persons organized under the laws of such jurisdiction with other outstanding unsecured and unsupported debt securities ranking pari passu with such commercial paper or loan participations and rated at the time of acquisition) in the top rating classification by Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Inc. or any other rating agency nationally recognized in the United States, Japan or any country which is a member of the European Community at the time of acquisition thereof;

        (d) Investments arising from transactions by the Company or its Subsidiaries with customers or suppliers (including Investments received in settlement of trade receivables which trade receivables are fully reserved against on the books of the Company or such Subsidiary or are less than one year overdue) in the ordinary course of business;

        (e)  Investments consisting of:

             (i) travel advances, employee relocation loans, and other employee loans and advances in the ordinary course of business,

             (ii) loans to employees, officers or directors relating to the purchase of equity securities of the Company or its Subsidiaries, or

             (iii) other loans to officers and employees approved by the Board of Directors in an aggregate amount not in excess of $10,000,000 outstanding at any time;

        (f) operating deposit accounts maintained in the ordinary course of business for operating fund purposes;

        (g) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof with maturities not to exceed (or an unconditional right to compel purchase within) seven years of the date of acquisition, that are rated in one of the highest two rating classifications by Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Inc. or any other rating agency nationally recognized in the United States;

        (h) demand and time deposits with, Eurodollar deposits with, certificates of deposit issued by, or obligations or securities fully backed by letters of credit issued by

             (i) any bank organized under the laws of the United States, any state thereof, the District of Columbia or Canada having combined capital and surplus aggregating at least $100,000,000, and outstanding unsecured and unsupported debt rated "A" or better at the time of acquisition thereof by Standard and Poor's Corporation, Moody's Investor Service, Inc., Duff & Phelps Inc. or any other rating agency nationally recognized in the United States, Japan or any country which is a member of the European Community,

             (ii)  the banks listed in Schedule 7.4(h), or
                                       ---------------

             (iii) any other bank organized under the laws of a country that is a member of the European Community (or any political subdivision of any such country), Japan, Singapore, Taiwan, Malaysia, the Cayman Islands, the British West Indies or the Bahamas, having combined capital and surplus of not less than $500,000,000 or the equivalent thereof in a currency other than United States dollars.

   (the banks described in the foregoing subclauses (i) to (iii), inclusive, being referred to in this Agreement as "Permitted Banks");
                                           ---------------

        (i) bankers' acceptances accepted by a Permitted Bank and eligible for rediscount under the requirements of the Board of Governors of the Federal Reserve System;

        (j)  repurchase agreements with any of:

             (i)  the Permitted Banks,

             (ii) Alex. Brown & Sons Incorporated, Bear, Stearns & Co., Dean Witter Reynolds Inc., The First Boston Corporation, Goldman Sachs & Co., J.P. Morgan Securities, Inc., Kidder, Peabody & Co., Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Paine Webber Incorporated, Salomon Brothers, Inc., Shearson Lehman Hutton, Inc., Smith Barney, Harris Upham & Co., Incorporated, or their successors, or

             (iii) any other bank or securities dealer of a similar quality approved by a Responsible Officer, or

             (iv)  any Affiliate of the foregoing,

   such repurchase agreements to be (at the time entered into) fully collateralized by securities of a type described in subsection (a), (c), (g) or (h) above, in each case made in accordance with the Company's internal investment policy in effect at such time;

        (k) Investments in money market programs that would be classified on the balance sheet of the investing Person as a current asset in accordance with generally accepted accounting principles, which money market programs have total invested assets in excess of $1,000,000,000;

        (l) Investments in money market preferred stocks or other equivalent Dutch-auction preferred stock of any corporation maturing within one year of the date of acquisition thereof and with a credit rating at the time of acquisition thereof of "AA+" or "aa1" or better (or a comparable rating) by Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Inc. or any other rating agency nationally recognized in the United States, Japan or any country which is a member of the European Community;

        (m) notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers in the ordinary course of business so long as such notes, prepaid royalties or other credit extensions are due within one year of the date of acquisition thereof or cover no more than a reasonable estimate of one year's obligations to such customers or suppliers, as the case may be;

        (n) Rate Contracts entered into in the ordinary course of business so long as, at the time any such transaction shall be entered into, the counterparty in such transaction is one of the Banks or has outstanding debt securities rated "A2" or better, or "A" or better (or a comparable rating), by Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Inc. or any other rating agency nationally recognized in the United States, Japan or any country which is a member of the European Community;

        (o) guarantees by the Company and its Subsidiaries of the obligations of Subsidiaries of the Company and of vendors and suppliers of such Subsidiaries or the Company, in each case in respect of transactions of such Subsidiaries entered into in the ordinary course of business of such Subsidiaries and such vendors and suppliers and directly related to the business conducted by such vendors and suppliers with such Subsidiaries or the Company, as the case may be;

        (p)  Investments existing on the Closing Date listed on Schedule 7.4(p);
                                                                ---------------
   and other Investments existing on the Closing Date not in excess, in the aggregate, of $20,000,000; and

        (q)  Investments not otherwise permitted by the other provisions of this
   Section 7.4, if, on the date of the making of any such Investment, and after giving effect to such Investment, the sum of (i) the difference between (A) the aggregate cost of all Investments outstanding on such date made pursuant to this subsection 7.4(q), minus (B) the net return of capital received by the Company and its Subsidiaries on or prior to such date from all Investments made pursuant to this subsection 7.4(q) during the period commencing on the Closing Date and ending on such date, plus (ii) the aggregate amount of Restricted Payments made pursuant to clause (iv) of subsection 7.8(a) (and not otherwise permitted under subsection 7.8(a)) during the period commencing on the Closing Date and ending on such date, does not exceed 15% of Tangible Net Worth on such date.

   No Investments can be made pursuant to the provisions of subsection 7.4(q) of this Agreement during any period when a Default or Event of Default has occurred and is then continuing. Notwithstanding any provision in this
   Section 7.4 to the contrary, none of the following shall constitute "Investments" for purposes of this Section 7.4:

             (i) Any distributions paid or made in respect of the stock of the Company or any Subsidiary of the Company (whether in cash, Property or stock of the Company or any such Subsidiary), or

             (ii) Any payments (whether in cash, Property or stock of the Company or any Subsidiary) to redeem, purchase or otherwise acquire any stock of the Company or any Subsidiary of the Company;

   provided, in each case, (A) that any such distribution or payment is otherwise permitted under the terms of this Agreement or consented to in writing by the Majority Banks, and (B) if any such distribution or payment is changed from the form in which it was received, it must comply with the provisions of this Section 7.4 or otherwise be consented to in writing by the Majority Banks. For purposes of the preceding sentence, the term "stock" shall include warrants, options and other rights to purchase stock.

For purposes of calculating compliance with this covenant, with respect to any Investment denominated other than in Dollars, the equivalent in Dollars of any such other Investment on the last day of each fiscal quarter of the Company shall be deemed the amount of such Investment.

   7.5  Limitation on Subsidiary Debt.  The Company shall not, at any time,
        -----------------------------
suffer or permit any Subsidiary to create, incur or assume any Debt, or to issue any Preferred Stock unless, immediately after the creation, incurrence or assumption of such Debt, or the issuance of such Preferred Stock, and after giving effect thereto, the sum of (i) the Sale/Leaseback Transaction Amount, plus (ii) the amount of all Debt secured by Liens permitted only by subsection 7.1(q), plus (iii) all Debt of Subsidiaries of the Company (other than Debt owed by a Subsidiary to the Company or to another Subsidiary of the Company) and all Preferred Stock of the Subsidiaries of the Company (other than Preferred Stock of a Subsidiary owned by the Company or another Subsidiary of the Company) (without duplication) does not exceed 20% of Tangible Net Worth, in each case determined as of such time.

   7.6  Transactions with Affiliates.  The Company shall not and shall not
        ----------------------------
permit any of its Subsidiaries to enter into any transaction with any Affiliate of the Company or of any such Subsidiary except (a) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Company or such Subsidiary and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary;
(b) if (i) such transaction relates to the compensation of an Affiliate who is an officer, director or employee of the Company or any Subsidiary of the Company, then (ii) such transaction is in the best interests of the Company and its Subsidiaries, taken as a whole, (iii) such transaction has been approved by the board of directors of the Company or the Subsidiary, as applicable, and (iv) at the time of such transaction, the Company is required to file reports pursuant to Section 13 of the Exchange Act; or (c) transactions between the Company and a Subsidiary of the Company or between Subsidiaries of the Company. This Section 7.6 shall not apply to the transactions contemplated by the Arcada Letter of Intent. Purchases by the Company or any of its Subsidiaries of shares of outstanding capital of the Company's Subsidiary formed under the laws of China shall be deemed to comply with this Section 7.9 so long as the Company or such Subsidiary pays fair value for such shares, as determined by the Board of Directors of the Company.

   7.7  Compliance with ERISA.  The Company shall not directly or indirectly and
        ---------------------
shall not permit any ERISA Affiliate directly or indirectly to, (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Majority Banks) liability to the Company or any ERISA Affiliate,
(ii) permit to exist any ERISA Event or any other event or condition, which presents the risk of a material (in the opinion of the Majority Banks) liability of the Company or any ERISA Affiliate, or (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Majority Banks) liability to the Company or any ERISA Affiliate, (iv) enter into any new Plan or modify any existing Plan (except in the ordinary course of business consistent with past practice) which could create Unfunded Pension Liabilities with respect to such Plan in an amount which exceeds $30,000,000, or (v) permit the Unfunded Pension Liabilities under any Plan to exceed $30,000,000.

   7.8  Restricted Payments.
        -------------------

   (a) The Company shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding (collectively, Restricted Payments");
                                                    -------------------
except that (i) the Company may declare and make dividend payments or other
- -----------
distributions payable solely in its capital stock, provided that immediately
                                                   --------
after giving effect to any such proposed action, no Default or Event of Default would exist; (ii) any Subsidiary of the Company may declare and make dividend payments or other distributions of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, to or from the Company or to or from a Wholly-Owned Subsidiary of the Company; (iii) the Company or any of its Subsidiaries may purchase shares of preferred stock of Arcada Holdings at a cost not exceeding $6,000,000, plus accrued and unpaid dividends thereon, provided that immediately after giving effect to any such proposed action, no
- --------
Default or Event of Default would exist; and (iv) the Company and its Subsidiaries may make such other Restricted Payments (other than the declaration or making by the Company of any dividend payment on account of any shares of any class of its capital stock) if, on the date of making such Restricted Payment, and after giving effect to such Restricted Payment, the sum of (A) the difference between (I) the aggregate cost of all Investments outstanding on the date of such Restricted Payment made pursuant to subsection 7.4(q), minus (II) the net return of capital received by the Company and its Subsidiaries on or prior to such date from all Investments made pursuant to subsection 7.4(q) during the period commencing on the Closing Date and ending on such date, plus
(B) the aggregate amount of Restricted Payments made pursuant to this clause
(iv) of subsection 7.8(a) (and not otherwise permitted under this subsection 7.8(a)) during the period commencing on the Closing Date and ending on such date, does not exceed 15% of Tangible Net Worth on such date, provided that
                                                              --------
immediately after giving effect to any such proposed action, no Default or Event of Default would exist.

   (b) The Company shall not, and shall not permit any of its Subsidiaries to, make any payment of principal or redemption of Subordinated Debt, other than mandatory prepayments or mandatory redemptions scheduled at the time of issuance of such

Subordinated Debt, or otherwise purchase or acquire any Subordinated Debt, directly or indirectly, or give any notice that irrevocably binds it to take any such action; provided, however, that as long as no Default or Event of Default
             --------  -------
shall exist immediately prior to, or immediately after, the consummation of any such action, the Company may refinance Subordinated Debt by issuing additional Subordinated Debt (the terms, conditions and provisions of which shall be approved by the Majority Banks in writing in advance) in an amount equal to or exceeding the amount required to redeem any Subordinated Debt.

   (c) The Company shall not, and shall not permit any of its Subsidiaries to, make any payment of principal or redemption of any notes issued under the Note Agreement or the Note Purchase Agreement, other than mandatory prepayments or mandatory redemptions scheduled at the time of issuance of such notes, or otherwise purchase or acquire any of such notes, directly or indirectly, or give any notice that irrevocably binds it to take any such action; provided, however, that as long as no Default or Event of Default shall exist immediately prior to, or immediately after, the consummation of any such action, the Company may refinance the indebtedness outstanding under the Note Agreement or the Note Purchase Agreement by issuing additional notes (the terms, conditions and provisions of which shall be approved by the Majority Banks in writing in advance) in an amount equal to or exceeding the amount required to redeem any such notes.

   7.9  Modified Quick Ratio.  The Company shall not at any time suffer or
        --------------------
permit its ratio (determined on a consolidated basis) of (a) cash plus the value of all Cash Equivalents (valued in accordance with GAAP), plus the amount of Eligible Receivables, net of any allowance for doubtful accounts, to (b) without duplication, (i) Consolidated Current Liabilities, plus (ii) Consolidated Senior Debt, plus (iii) Contingent Obligations of the Company and its Subsidiaries to the extent such obligations in the aggregate from time to time exceed $10,000,000, to be less than 1.20 to 1.00 during the period from the Closing Date through March 31, 1994, or to be less than 1.25 to 1:00 at any time thereafter.

   7.10  Leverage Ratio.  The Company shall not at any time suffer or permit the
         --------------
ratio of (a) Total Liabilities, less the aggregate principal amount outstanding under the 1991 Indenture and the 1992 Indenture as of the date of determination, to (b) Tangible Net Worth, plus the aggregate principal amount outstanding under the 1991 Indenture and the 1992 Indenture as of the date of determination, to be greater than 1.10 to 1.00.

   7.11  Minimum Tangible Net Worth.  The Company shall not suffer or permit its
         --------------------------
Tangible Net Worth as of the end of any fiscal quarter to be less than $115,000,000 plus (i) 75% of Consolidated Net Income from October 1, 1993 through the end of each fiscal quarter thereafter, determined quarterly on a consolidated basis and not reduced by any quarterly loss, plus (ii) 100% of the Net Proceeds of any sale of capital stock of the

Company by or for the account of the Company, occurring on or after October 1, 1993, plus (iii) (without duplication) the amount by which the consolidated Tangible Net Worth of the Company is increased, in accordance with GAAP, due to conversions of Debt to equity occurring on or after October 1, 1993.

   7.12  Losses in One Quarter.  The Company, on a consolidated basis, shall not
         ---------------------
incur or suffer or permit to be incurred in any fiscal quarter, beginning after September 30, 1993 (with the first computation being made as of December 31, 1993), an operating loss in excess of $40,000,000 or a net loss in excess of $40,000,000, all as determined in accordance with GAAP.

   7.13  Losses in Two Consecutive Quarters.  The Company, on a consolidated
         ----------------------------------
basis, shall not incur or suffer or permit to be incurred in any two consecutive fiscal quarters, beginning after September 30, 1993 (with the first computation being made as of March 31, 1994), treated as one fiscal period, an operating loss in excess of $25,000,000 or a net loss in excess of $25,000,000, all as determined in accordance with GAAP.

   7.14  Change in Business.  The Company shall not, and shall not suffer or
         ------------------
permit any of its Subsidiaries to, engage in any material respect in any business other than the development, manufacturing, distribution and sale of computer peripherals and computer peripheral components.

   7.15  Accounting Changes.  The Company shall not, and shall not suffer or
         ------------------
permit any of its Subsidiaries to, make any significant change in accounting treatment and reporting practices, except as required by GAAP, or change, suffer or permit to be changed the fiscal year of the Company or any of its Subsidiaries.

   7.16 Indenture/Note Amendment.  The Company shall not amend or agree to amend
        ------------------------
the Note Agreement or the Note Purchase Agreement, or the notes issued in connection with a refinancing of the Note Agreement or the Note Purchase Agreement pursuant to Section 7.8(c), to amend the repayment schedule with respect thereto so as to cause any principal amount thereof to be payable earlier than is provided on the date hereof. The Company shall not amend or agree to amend the 1991 Indenture or the 1992 Indenture, or any other documentation relating to Subordinated Debt, to amend the subordination provisions thereof, to amend the repayment schedule with respect thereto so as to cause any principal amount thereof to be payable earlier than is provided on the date hereof, or to amend any other provision in any manner adverse to the Banks.

   7.17  Cessation of Business.  The Company shall not voluntarily cease to
         ---------------------
conduct its business, except short-term cessations in the ordinary course of business.

                                ARTICLE VIII

                               EVENTS OF DEFAULT
                               -----------------

   8.1  Event of Default.  Any of the following events shall constitute an
        ----------------
"Event of Default":
 ----------------

        (a)  Non-Payment.  The Company fails to pay when due any amount of
             -----------
   principal of any Loan, or fails to pay within three Business Days of the date when due, any interest on any Loan or any amount required by Section 2.10 hereof;

        (b)  Non-Payment of Other Amounts.  The Company fails to pay within
             ----------------------------
   thirty (30) days of the date any Miscellaneous Payment Notice is given, any Miscellaneous Payment Amount;

        (c)  Representation or Warranty.  Any representation or warranty by the
             --------------------------
   Company herein, or in any Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

        (d)  Specific Defaults.  The Company fails to perform or observe any
             -----------------
   term, covenant or agreement contained in Section 6.13 or Article VII hereof;
   or

        (e)  Other Defaults.  The Company fails to perform or observe any other
             --------------
   term or covenant contained in this Agreement or any Loan Agreement, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer of the Company knew or should have known of such failure or (ii) the date upon which written notice thereof has been given to the Company by the Agent or any Bank; or

        (f)  Cross-Default.  The Company or any of its Subsidiaries (i) fails to
             -------------
   make any payment in respect of any Debt or Indebtedness having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto; or (ii) fails to perform or observe any other condition or covenant or any other event shall occur or condition exist under any agreement or instrument relating to any such Debt or Indebtedness (in such aggregate principal amount), and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto if the effect of such event or condition is to cause, or to permit the holder or holders of such Debt or Indebtedness or beneficiary or beneficiaries of such Debt or Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Debt or Indebtedness to be declared to be due and payable prior to its stated maturity, or to be paid upon demand, or require the repurchase of such Debt or Indebtedness, or if in respect of an obligation that is contingent or unmatured, to compel the Company or such Subsidiary to deliver cash collateral (including in the form of Cash Equivalents) in an amount exceeding $10,000,000; provided, however, that no Event of Default shall
                          -----------------
   exist under this subsection 8.1(f) solely as a result of (A) the voluntary prepayment or redemptions of Debt or Indebtedness by the Company or any Subsidiary of the Company in the absence of any event of default thereunder,
   (B) reimbursement payments made in respect of any draws under letters of credit issued for the account of the Company or any such Subsidiary or payments made in satisfaction of guaranty obligations owing by the Company or any such Subsidiary, or (C) the acceleration of the Italian Debt; or

        (g)  Cross-Acceleration.  The Company fails to perform or observe any
             ------------------
   payment obligation under any agreement or instrument of Indebtedness in favor of any Bank and such failure continues for a period of five Business Days after a written notice is delivered by such Bank (with a copy to the Agent) under this subsection 8.1(g), and in connection therewith: (i) such Bank has caused such agreement or instrument to be declared due and payable prior to its stated maturity; or (ii) if such agreement or instrument is an obligation specified in subclause (i) of the definition of "Indebtedness," such Bank shall have issued a notice of default due to non-payment of such obligation; or (iii) if such agreement or instrument is an obligation specified in subclause (c) of the definition of "Indebtedness," such Bank shall have issued a demand for cash collateralization in the case where such obligation has been drawn or the Company shall not have reimbursed such Bank in accordance with the terms of such obligation in the case where such obligation has been drawn; or (iv) if such agreement or instrument is a Rate Contract, following an event of default thereunder such Bank shall have issued a demand for payment of net obligations and the Company has not satisfied such demand on a timely basis; provided, however, that no Event of
                                            -----------------
   Default shall exist under this subsection 8.1(g) solely as a result of the acceleration of the Italian Debt; or

        (h)  Bankruptcy or Insolvency.  (i) The Company is or becomes not
             ------------------------
   Solvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; or (ii) the

   Company or any of its Subsidiaries (A) commences any Insolvency Proceeding or files any petition or answer in any Insolvency Proceeding; (B) acquiesces in the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its Property, assets or business or effects a plan or other arrangement with its creditors; (C) admits the material allegations of a petition filed against it in any Insolvency Proceeding, or (D) takes any action to effectuate any of the foregoing; or (iii) the Company and its Subsidiaries on a consolidated basis are or become not Solvent; or

        (i)  Involuntary Proceedings.  Any involuntary Insolvency Proceeding is
             -----------------------
   commenced or filed against the Company or any Subsidiary of the Company or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any of its Subsidiaries' assets and any such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 consecutive days after commencement, filing or levy; or

        (j)  ERISA.  (i) The Company or an ERISA Affiliate shall fail to pay
             -----
   when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan which could reasonably be expected to have a Material Adverse Payment Effect; (ii) the Company or an ERISA Affiliate shall fail to satisfy its contribution requirements under section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; (iii) in the case of an ERISA Event involving the withdrawal from a Plan of a "substantial employer" (as defined in section 4001(a)(2) or section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Plan's Unfunded Pension Liabilities is more than $40,000,000; (iv) in the case of an ERISA Event involving the complete or partial withdrawal from a Multiemployer Plan by the Company or an ERISA Affiliate, there is incurred a withdrawal liability in an aggregate amount for the Company and all ERISA Affiliates of the Company exceeding $60,000,000; (v) in the case of an ERISA Event described in clause (d) or (f) of the definition of "ERISA Event," the Unfunded Pension Liabilities of the relevant Plan or Plans exceed $30,000,000; (vi) a Plan that is intended to be qualified under section 401(a) of the Code shall lose its qualification, and the loss could reasonably be expected to impose on the Company or an ERISA Affiliate liability (for additional taxes, to Plan participants, or otherwise) in the aggregate amount of $20,000,000 or more; (vii) the commencement or increase of contributions to, the adoption of, or the amendment of a Plan (excluding any amendment required to be made by ERISA, the Code or other applicable law) by, the Company or an ERISA Affiliate shall result in a net increase in Unfunded Pension Liabilities to the Company or an ERISA Affiliate in excess of $20,000,000; or (viii) the occurrence of any combination of events listed in clauses (iii) through (vii) that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of $30,000,000; or

        (k)  Monetary Judgments.  One or more final judgments, orders or decrees
             ------------------
   shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability of $50,000,000 or more (excluding amounts covered by insurance provided by a Person not an Affiliate of the Company under a policy to the extent to which such insurer has not contested coverage) and the same shall remain unvacated, undischarged (other than by payment thereof), and unstayed pending appeal, for a period of 45 consecutive days after the entry thereof; or

        (l)  Non-Monetary Judgments.  Any final non-monetary judgment, order or
             ----------------------
   decree shall be rendered against the Company or any of its Subsidiaries which does or is likely to have a Material Adverse Payment Effect, and there shall be any period of 45 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, unless such judgment, order or decree shall, within such 45-day period, be vacated or discharged (other than by satisfaction thereof); or

        (m)  Invalidity of Subordination Provisions.  The subordination
             --------------------------------------
   provisions of the 1991 Indenture, the 1992 Indenture, or any agreement or instrument governing any other Subordinated Debt are for any reason revoked or invalidated, or otherwise cease to be in full force and effect.

   8.2  Remedies.  If any Event of Default occurs, the Agent shall, at the
        --------
request of, or may, with the consent of, the Majority Banks, (a) declare the Commitments of each Bank to make Loans to be terminated, whereupon such Commitments shall forthwith be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon and all other amounts payable hereunder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and (c) exercise all rights and remedies available to it under the Loan Agreements or applicable law; or any one or more of the foregoing; provided, however, that upon the occurrence of any event
                  --------  -------
specified in clause (h) or (i) above (in the case of such clause (i) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

   8.3  Rights Not Exclusive.  The rights provided for in this Agreement and the
        --------------------
other Loan Agreements are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement.

   8.4  Certain Financial Covenant Defaults.  In the event that after the end of
        -----------------------------------
any fiscal period of the Company, after taking into account any extraordinary charge to earnings taken or to be taken as of the end of such fiscal period (a "Charge"), and if solely by virtue of such Charge, there would exist an Event of
- -------
Default due to the breach of any of Sections 7.9, 7.10, 7.11, 7.12 or 7.13 as of such fiscal period end date, such Event of Default shall be deemed to arise upon the earlier of (a) the date the Company announces publicly it is taking or has taken such Charge (including an announcement in the form of a statement in a report filed with the SEC) and (b) the date the Company delivers to the Agent its audited annual or unaudited quarterly financial statements in respect of such fiscal period reflecting such Charge as taken.


                                   ARTICLE IX

                                   THE AGENT
                                   ---------

   9.1  Appointment and Authorization.  Each Bank hereby irrevocably appoints,
        -----------------------------
designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

   9.2  Delegation of Duties.  The Agent may execute any of its duties under
        --------------------
this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

   9.3  Liability of Agent.  None of the Agent-Related Persons shall (a) be
        ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary of the Company or any officer thereof contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of its Subsidiaries.

   9.4  Reliance by Agent.
        -----------------

   (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks, or to the extent expressly required herein, of all the Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

   (b)  For purposes of determining compliance with the conditions specified in
Section 4.1, each Bank shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from the Bank on or prior to the Closing Date specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or the Bank shall not have made available to the Agent the Bank's ratable portion of such Borrowing. This subsection 9.4(b) is intended solely for the benefit of the Agent, and the Company shall not have any right or remedy as a result of this subsection.

   9.5  Notice of Default.  The Agent shall not be deemed to have knowledge or
        -----------------
notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees payable to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article VIII; provided, however, that unless and until the Agent has received any such
      --------  -------
request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

   9.6  Credit Decision.  Each Bank acknowledges that none of the Agent-Related
        ---------------
Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, Property, financial and other condition and creditworthiness of the Company and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, Property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

   9.7  Indemnification.  Whether or not the transactions contemplated hereby
        ---------------
are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable
                                 --------  -------
for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company; provided, however, each Bank shall only be required to reimburse
                --------  -------
the Agent for costs and out-of-pocket expenses with respect to accountants or outside consultants to the extent such Bank approved the hiring of such accountants or consultants. The undertaking in this Section shall survive the payment of all the Loans hereunder and the resignation or replacement of the Agent.

   9.8  Agent in Individual Capacity.  BofA and its Affiliates may make loans
        ----------------------------
to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

   9.9  Successor Agent.  The Agent may, and at the request of the Majority
        ---------------
Banks shall, resign as Agent upon thirty (30) days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.4 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.


                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

   10.1  Amendments and Waivers.  No amendment or waiver of any provision of
         ----------------------
this Agreement or any other Loan Document and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks and the Company and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such
                                              --------  -------
waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

        (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to subsection 8.2(a));

        (b) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) under any Loan Agreement;

        (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

        (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans or number of Banks which is required for the Banks or any of them to take any action hereunder; or

        (e) amend this Section 10.1, subsection 2.1(b) or Section 2.14, or any provision herein providing for consent or other action by all Banks;

 and, provided further, that (i) no amendment, waiver or consent shall, unless
      -------- -------
in writing and signed by the Agent in addition to the Majority Banks, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) the fees contained in the commitment letter referred to in subsection 2.10(a) may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

   10.2  Notices.
         -------

        (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile
(i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, telecopied or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

        (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or telecopied, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or IX shall not be effective until actually received by the Agent.

        (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

   10.3  No Waiver; Cumulative Remedies.  No failure to exercise and no delay in
         ------------------------------
exercising, on the part of any Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

   10.4  Costs and Expenses.  The Company shall, whether or not the transactions
         ------------------
contemplated hereby shall be consummated:

        (a) pay or reimburse the Agent on demand for all costs and expenses incurred in connection with the development, preparation, negotiation, syndication, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs with respect thereto;

        (b) pay or reimburse each Bank and the Agent on demand for all costs and expenses incurred by them in connection with the enforcement or preservation of any rights (including in connection with any "workout" or restructuring regarding the Loans) under this Agreement, any Loan Document, and any such other documents, including Attorney Costs to the Agent and to each of the Banks; and

        (c) pay or reimburse the Agent on demand for all appraisal, audit, search and filing fees, incurred or sustained by the Agent in connection with the matters referred to under paragraphs (a) and (b) above.

   10.5  Indemnity.  The Company shall pay, indemnify, and hold each Bank, the
         ---------
Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and
                                        ------------------
against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation or proceeding related to this Agreement or the Loans or the use of the proceeds thereof (whether or not any Indemnified Person is a party thereto) (all the foregoing, collectively, the "Indemnified
                                                           -----------
Liabilities"); provided, that the Company shall have no obligation hereunder to
- -----------    --------
any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this section shall survive payment of all other Obligations.

   10.6  Payments Set Aside.  To the extent that the Company makes a payment to
         ------------------
the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

   10.7  Successors and Assigns.  The provisions of this Agreement shall be
         ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement (other than by operation of law pursuant to any merger or consolidation permitted by Section 7.3) without the prior written consent of each Bank.

   10.8  Assignments, Participations, etc.
         ---------------------------------

   (a) Any Bank may, with the written consent of the Company and the Agent, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Transferees and, with notice to the Agent but without the consent of the Company or the Agent, may assign to any of its wholly-owned Affiliates (each an "Assignee") all or any ratable part of all of
                                  --------
the Loans, the Commitments, and any other rights or obligations of such Bank hereunder, in a minimum amount of $10,000,000, provided, however, that the
                                               --------  -------
Company and the Agent may continue to deal solely and directly with such Bank in connection with the interests so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee and (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit 10.8(a) ("Assignment and Acceptance"); and
                          ---------------   -------------------------
(iii) the processing fees of $2,500 shall have been paid to the Agent.

   (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent to, if applicable) the Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

   (c) Immediately upon each Assignee's making its payment under the Assignment and Acceptance, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.
- --- -----

   (d) Any Bank may at any time sell to one or more Eligible Transferees (a "Participant") participating interests in any Loans, the Commitment of that Bank
- ------------
or any other interest of that Bank hereunder; provided, however, that (i) the
                                              --------  -------
Bank's obligations under this Agreement shall remain unchanged, (ii) the Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement, and (iv) no Bank shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.1. In the case of any such participation, the
    ----- -------
Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

   (e) Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or any Subsidiary of the Company or by the Agent on such Company's or Subsidiary's behalf in connection with this Agreement and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided further, however, that any Bank may
                                    ----------------  -------
disclose such information (A) at the request of any Bank regulatory authority or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable law; (D) at the express direction of any other agency of any State of the United States of America or of any
other jurisdiction in which such Bank conducts its business; and (E) to such Bank's independent auditors and other professional advisors. Notwithstanding the foregoing, the Company authorizes the Agent and each Bank to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee such financial and other information in such Bank's possession concerning the Company or its Subsidiaries which has been delivered to the Banks pursuant to this Agreement or which has been delivered to the Banks by the Company in connection with the Banks' credit evaluation of the Company prior to entering into this Agreement; provided that such Transferee agrees in writing to such
                     --------
Bank to keep such information confidential to the same extent required of the Banks hereunder.

   (f) Any Bank may hypothecate and pledge all or any part of the Obligations owing to it, together with its interest in the Loan Documents, to the FRB or any Federal Reserve Bank.

   10.9  Set-off.  In addition to any rights and remedies of the Banks provided
         -------
by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company against any and all obligations of the Company now or hereafter existing under this Agreement or any other Loan Document and any Loan held by such Bank irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided,
                                                                    --------
however, that the failure to give such notice shall not affect the validity of
- -------
such set-off and application. The rights of each Bank under this Section 10.9 are in addition to the other rights and remedies (including without limitation, other rights of set-off) which the Bank may have.

   10.10  Termination of the Commitments under Existing Facility.  Pursuant to
          ------------------------------------------------------
Section 2.5 of the Existing Facility, the Company hereby terminates the Aggregate Commitments under, and as that term is defined in, the Existing Agreement as of the date hereof, and the Banks hereby waive the three Business Days' prior notice requirement in Section 2.5 for such notice. The Company agrees to pay, on the date hereof, all accrued commitment fees under the Existing Facility to, but not including, the date hereof.

   10.11  Notification of Addresses, Lending Offices, Etc.  Each Bank shall
          -----------------------------------------------
notify the Agent and the Company in writing of any changes in the address to which notices to the Bank should be directed, of addresses of its Eurodollar Lending Office and its Domestic Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

   10.12  Counterparts.  This Agreement may be executed in any number of
          ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

   10.13  Severability.  The illegality or unenforceability of any provision of
          ------------
this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

   10.14  No Third Parties Benefited.  This Agreement is made and entered into
          --------------------------
for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

   10.15  Governing Law and Jurisdiction.
          ------------------------------

   (a) THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

   (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

   10.16  Waiver of Jury Trial.  THE COMPANY, THE BANKS AND THE AGENT WAIVE
          --------------------
THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BOUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL

WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

   10.17  Entire Agreement.  This Agreement, together with the other Loan
          ----------------
Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof except, to the extent it related to the payment of fees, for the commitment letter referenced in subsection 2.10(a).

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.

                               CONNER PERIPHERALS, INC.



                               By:  /s/ Conner Peripherals Inc.
                                   ---------------------------------

                               Title:
                                      ------------------------------

                               Address for notices:

                               3081 Zanker Road
                               San Jose, Ca  95134
                               Attn: P. Jackson Bell
                               Facsimile:  (408) 456-3770
                               Telephone:  (408) 456-3841


                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as Agent



                               By:  /s/ Bank of America NT & SA
                                   ---------------------------------
                                           Vice President

                               Address for notices:

                               Global Agency #5596
                               1455 Market Street, 12th Floor
                               San Francisco, CA  94103
                               Attn: Judith L. Kramer
                               Facsimile:  (415) 622-4894
                               Telephone:  (415) 953-2506

                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as a Bank



                               By:  /s/ Bank of America NT & SA
                                   ---------------------------------
                                            Vice President

                               Address for notices:

                               Credit Products-High Technology #3697
                               555 California Street
                               San Francisco, CA  94104
                               Attn: Michael A. Drevno
                               Facsimile: (415) 622-2514
                               Telephone:  (415) 622-8088

                               Domestic and Eurodollar Lending Offices:

                               1850 Gateway Boulevard
                               Concord, CA 94520


                               THE FIRST NATIONAL BANK OF BOSTON



                               By:  /s/ The First National Bank of Boston
                                   --------------------------------------

                               Title:
                                      -----------------------------------

                               Address for notices:

                               435 Tasso Street
                               Suite 250
                               Palo Alto, CA  94301
                               Attn:  Alfred Artis & Lee Merkle
                               Facsimile:  (415) 853-1425
                               Telephone:  (415) 853-0947

                               Domestic Lending Office:

                               100 Federal Street
                               Boston, MA 02110

                               Eurodollar Lending Office:

                               100 Federal Street
                               Boston, MA 02110

                               BARCLAYS BANK PLC


                                    /s/ Barclays Bank PLC
                               By: _____________________________

                               Title: __________________________

                               Address for notices:

                               388 Market Street
                               Suite 1700
                               San Francisco, CA  94111
                               Attn: Dean Chu
                               Facsimile: (415) 765-4760
                               Telephone: (415) 765-4703

                               Domestic Lending Office:

                               75 Wall Street
                               New York, NY 10265

                               Eurodollar Lending Office:

                               Nassau Bahamas Branch
                               c/o 75 Wall Street
                               New York, NY 10265

                                SCHEDULE 2.1(a)

                                  Commitments
                                  -----------


                                                        Commitment
       Banks                             Commitment     Percentage
       -----                            ------------    -----------

Bank of America National Trust
  and Savings Association               $ 35,000,000        35%

The First National Bank of Boston       $ 34,000,000        34%

Barclays Bank PLC                       $ 31,000,000        31%

                           Total        $100,000,000       100%
                                        ============       ===

                                SCHEDULE 2.3(c)

                                Payment Offices
                                ---------------


Bank of America National Trust
  and Savings Association
ABA No. 121-000-358
Attn:  Global Agency #5596
1850 Gateway Boulevard
Concord, CA  94250
For credit to:  Account No. 1233-3-15329
Reference:  Conner Peripherals, Inc.


The First National Bank of Boston
ABA No. 011-000-390
Commercial Loan Services
Mail Stop 7402-041
100 Rustcraft Road
Dedham, MA  02026
Reference:  ADM 50 High Tech,
  Conner Peripherals, Inc.



Barclays Bank PLC
ABA No. 026-002-574
75 Wall Street
New York, NY 10265
Account No. 050-019104
Benf: CLAD
Reference: Conner Peripherals, Inc.

                                  EXHIBIT 2.3

                              Notice of Borrowing
                              -------------------



                                    Date:  ____________________


To: Bank of America National Trust and Savings Association as Agent for the
    several financial institutions from time to time party to the Credit Agreement dated as of December 23, 1993 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Conner
                                     ----------------
    Peripherals, Inc., the several financial institutions from time to time party thereto and Bank of America National Trust and Savings Association, as Agent


Ladies and Gentlemen:

    The undersigned, Conner Peripherals, Inc. (the "Company"), refers to the
                                                   -------
Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.3 of the Credit Agreement, of the Borrowing specified herein:

        1.  The Business Day of the proposed Borrowing is ______
   _____________________________, 19___.

        2. The aggregate amount of the proposed Borrowing is $_________________.

        3. The Borrowing is to be comprised of $___________ of [Eurodollar Rate] [Base Rate] Loans.

        4. The duration of the Interest Period for the Eurodollar Rate Loans included in the Borrowing shall be [_______ days] [_______ months].

   The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

        (a)  the representations and warranties of the Company contained in
   Article V of the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

        (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

        (c) no Material Adverse Compliance Effect has occurred since September 30, 1993.

   IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first set forth above.

                             CONNER PERIPHERALS, INC.



                             By:  _________________________

                             Title:  ______________________

                                 EXHIBIT 2.4

                      Notice of Conversion/Continuation
                      ---------------------------------



                                   Date:  ____________________


To: Bank of America National Trust and Savings Association as Agent for the
    several financial institutions from time to time party to the Credit Agreement dated as of December 23, 1993 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Conner
                                     ----------------
    Peripherals, Inc., the several financial institutions from time to time party thereto and Bank of America National Trust and Savings Association, as Agent


Ladies and Gentlemen:

   The undersigned, Conner Peripherals, Inc. (the "Company"), refers to the
                                                   -------
Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

        1. The date of the [conversion] [continuation] is ______________________, 19__.

        2.  The aggregate amount of the Loans to be [converted]
   [continued] is $______________.

        3. The Loans are to be [converted into] [continued as] [Eurodollar Rate] [Base Rate] Loans.

        4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [______ months].

   The undersigned hereby certifies that as of the date hereof, and as of the date of the proposed [conversion][continuation], before and after giving effect thereto and to the application of the proceeds therefrom, no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

   IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first set forth above.

                             CONNER PERIPHERALS, INC.



                             By:  _________________________

                             Title:  ______________________

                               EXHIBIT 4.1(d)(i)

                          Opinion of Company's Counsel
                          ----------------------------



               [Letterhead of Wilson, Sonsini, Goodrich & Rosati]



December 23, 1993


Bank of America National Trust and
   Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, California  94103
Attention:  Global Agency #5596

        and

The financial institutions listed
on Schedule 1 hereto (the "Banks")
                           -----


        Re: Credit Agreement, dated as of December 23, 1993, among Conner Peripherals, Inc., the Banks named therein and Bank of America National Trust and Savings Association, as Agent for the Banks
             --------------------------------------------------------------

Ladies and Gentlemen:

   We have acted as counsel to Conner Peripherals, Inc., a California corporation (the "Company"), in connection with the negotiation, execution and
                  -------
delivery of that certain Credit Agreement, dated as of December 23, 1993, including the exhibits and Schedules thereto and the Disclosure Letter (the

"Credit Agreement"), among the Company, the Banks named therein and Bank of
- -----------------
America National Trust and Savings Association, as Agent for the Banks. Capitalized terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement, unless otherwise defined herein. This opinion is rendered to you pursuant to Section 4.1(d)(i) of the Credit Agreement.

   In acting as such counsel, we have examined:

   (a)  the Credit Agreement;

   (b) a letter agreement, dated as of the date hereof, by and between the Company and the Agent with respect to

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 2

        certain fees payable in connection with the Credit Agreement (the "Fee
                                                                           ---
        Letter");
        ------

   (c) a Certificate of certain officers of the Company, dated as of the date hereof, executed and delivered to you by the Company pursuant to Section 4.1(f) of the Credit Agreement;

   (d) a Certificate of the Treasurer of the Company, dated as of the date hereof, with respect to certain financial statements of the Company, executed and delivered to you by the Company pursuant to Section 4.1 of the Credit Agreement;

   (e) a Certificate of the Assistant Secretary of the Company, dated as of the date hereof, executed and delivered to you pursuant to Sections 4.1(b) and 4.1(c) of the Credit Agreement, as to, among other things: (i) the incumbency and signature of certain officers of the Company); (ii) the Restated Articles of Incorporation of the Company; (iii) the bylaws of the Company; and (iv) the adoption of certain resolutions by the directors of the Company.

   (f) a copy of the Restated Articles of Incorporation of the Company, certified as of December __, 1993, by the Secretary of State of the State of California;

   (g) (i) a certificate of the Secretary of State of the State of California, dated December __, 1993, with respect to the status of the Company as a corporation incorporated under the laws of the State of California, and a tax status certificate of the Franchise Tax Board of the State of California, dated December __, 1993, with respect to the tax status of the Company; (ii) a certificate of the Secretary of State of the State of Colorado, dated December __, 1993, with respect to the standing of the Company as a foreign corporation qualified to do business in the State of Colorado; (iii) a certificate of the Secretary of State of the State of Massachusetts, dated December __, 1993, with respect to the standing of the Company as a foreign corporation qualified to do business in the State of Massachusetts; (iv) a certificate of the Secretary of State of the State of Minnesota, dated December __, 1993, with respect to the standing of the Company as a foreign corporation qualified to do business in the State of Minnesota; and (v) a certificate of the Secretary of

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 3

        State of the State of Texas, dated December __, 1993, with respect to the standing of the Company as a foreign corporation qualified to do business in the State of Texas, and a certificate of the Controller of the State of Texas with respect to the tax status of the Company, dated December __, 1993; and

   (h)  the documents and agreements listed on Schedule 2 hereto (the "Reviewed
                                                                       --------
        Agreements") which the Company has certified to us constitute (i) all of
        ----------
        the written indentures, debentures, loan agreements, lines of credit and guarantees as to which the Company or one of its Subsidiaries is a party, pursuant to which such party, as of December 23, 1993, is borrowing or guaranteeing (pursuant to such agreement and not in the aggregate) $5,000,000 or more, (ii) all of the documents listed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1992, included therein pursuant to the requirements of clauses (2), (4), (9) or (10) of Item 601(b) of Regulation S-K (other than those which have expired, terminated or are otherwise no longer in effect), and (iii) all of the documents required to be listed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1992 (if such Annual Report were filed as of the date hereof), required to be included therein pursuant to the requirements of clauses (2), (4), (9) or (10) of Item 601(b) of Regulation S-K (other than those which have expired, terminated or are otherwise no longer in effect).

   The Credit Agreement, together with the Fee Letter incorporated therein by reference, is referred to herein as the Agreement. The Certificates referenced in paragraphs (c), (d) and (e) above are referred to herein collectively as the "Other Loan Documents".
 --------------------

   With respect to any documents submitted for our review we have assumed that all signatures (other than those on behalf of the Company on the documents referred to in paragraphs (a), (b), (c), (d) and (e) above) are genuine, all documents submitted as originals are authentic, all documents submitted as copies conform to the original documents and that all documents, books and records made available to us by the Company are accurate and complete.

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 4

   We have also relied upon and obtained from public officials and officers and representatives of the Company such other certificates and assurances as we consider necessary for the purposes of rendering this opinion. With respect to certain matters of fact we have relied upon, with your permission, the Certificate of the Assistant Secretary of the Company referenced in paragraph
(e) above, an Officers' Certificate in the form attached to this opinion and the certificates of public officials referenced in paragraph (g) above.

   As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact means that during the course of our representation of the Company in connection with the Agreement no information has come to the attention of the attorneys of our firm involved in this engagement which would give them actual knowledge of the existence or absence of such facts; however, except to the extent expressly set forth herein, we have made no independent investigation to determine the existence or absence of such facts, and any limited inquiry undertaken by us during the preparation of this opinion should not be regarded as such an investigation. No inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company. In rendering the opinion set forth in paragraph 7 below, we have not made any independent investigation of court or other governmental records to determine whether any actions have been filed.

   On the basis of the foregoing and in reliance thereon, and based upon examination of questions of law as we have deemed appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we advise you that in our opinion:

   1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of California. The Company is duly qualified to do business and is in good standing in the States of Colorado, Massachusetts, Minnesota and Texas.

   2. The Company has the requisite corporate power and authority to enter into and perform the Agreement, to execute and deliver the Other Loan Documents, to own its properties and assets and to carry on its business as presently conducted.

   3. The Agreement, the borrowings proposed to be made under the Agreement and the execution and delivery of the

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 5

        Other Loan Documents have been duly authorized by all necessary corporate action on the part of the Company. The Agreement and the Other Loan Documents have been duly executed and delivered by the Company. The Agreement constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

   4. The execution and delivery of the Agreement, the execution and delivery of the Other Loan Documents, the borrowings of Loans in accordance with the Agreement, repayment of any such Loans by the Company and the undertaking of the covenants set forth in the Agreement do not (a) contravene the Company's Restated Articles of Incorporation or Bylaws,
        (b) contravene any order, writ, judgment, decree, determination or award of any court or arbitrator, known to us, to which the Company is a party or subject, (c) conflict with or constitute a breach of the terms, conditions or provisions of or constitute a default under any Reviewed Agreement, (d) result in, or require the creation or imposition of any lien, security interest or other encumbrance on any of the properties or revenues of the Company or any of its Subsidiaries pursuant to any Reviewed Agreement, or (e) contravene any provision of law, statute, rule or regulation having applicability to the Company.

   5. No governmental consents, approvals, authorizations, registrations, declarations or filings are required to be made or obtained by the Company (or on its behalf) for the due authorization, execution and delivery by the Company of the Agreement and the Other Loan Documents, the borrowing of Loans in accordance with the Agreement or the repayment of any such Loans by the Company.

   6. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

   7. To our knowledge, no litigation, investigation or proceeding of or before any court, arbitrator or other governmental authority is pending or threatened against the Company or any Subsidiary of the Company or any of the properties or revenues of the Company or any Subsidiary thereof with respect to the Agreement or any of the borrowings proposed to be made under the Agreement.

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 6

   8. The Loans under the Agreement constitute "Senior Indebtedness" as such term is defined in the 1991 Indenture and the 1992 Indenture.

   The foregoing opinions are subject to the following exceptions, qualifications, limitations and assumptions:

   A. We are admitted to practice law only in the State of California. Except for the limited purpose of rendering the opinions set forth in clauses
        (c) and (d) of paragraph 4 in accordance with the assumption set forth in the next sentence, we express no opinion as to any matter relating to laws of any jurisdiction other than the laws of the State of California and the federal laws of the United States, as such are in effect on the date hereof. For purposes of our review of the Reviewed Agreements, except in the case of any such Reviewed Agreements, governed by the federal laws of the United States, where such Reviewed Agreements purport to be governed by laws other than those of the State of California, we have, with your consent, assumed that the laws governing such Reviewed Agreements (including the effect thereof and the appropriate interpretation thereof) are no different from the laws of the State of California.

   B. We express no opinion as to (i) the effect of any bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or conveyances or preferential transfers, or (ii) the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable relief, whether considered in a proceeding in equity or at law.

   C. We express no opinion (i) regarding the enforceability of any provision which may be deemed to be "unconscionable" within the meaning of Section 1670.5 of the California Civil Code, or (ii) as to the effect of the exercise of judicial discretion, whether in a proceeding in equity or at law.

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 7

   D. We express no opinion as to the legality, validity, binding nature or enforceability of (i) provisions in the Agreement providing for the payment or reimbursement of costs or expenses or indemnifying a party, to the extent such provisions may be held unenforceable as contrary to public policy, (ii) any provision of the Agreement insofar as it provides for the payment or reimbursement of costs and expenses or indemnification for claims, losses or liabilities in excess of a reasonable amount determined by any court or other tribunal, (iii) provisions regarding a Bank's or the Agent's ability to collect attorneys' fees and costs in an action involving the Agreement, if the Bank or Agent is not the prevailing party in such action (we call your attention to the effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees), (iv) provisions of any Agreement imposing penalties or forfeitures, late payment charges or any increase in interest rate, upon delinquency in payment or the occurrence of a default to the extent they constitute a penalty or forfeiture or are otherwise contrary to public policy, or (v) any provision of the Agreement to the effect that a statement, certificate or determination shall be deemed conclusive absent manifest error.

   E. We express no opinion with respect to the legality, validity, binding nature or enforceability of (i) any vague or broadly stated waivers including, without limitation, the waivers of diligence, presentment, demand, protest or notice, (ii) any waivers or consents (whether or not characterized as a waiver or consent in the Agreement) relating to the rights of the Company or duties owing to it existing as a matter of law, including, without limitation, waivers of the benefits of statutory or constitutional provisions, to the extent such waivers or consents are found by California courts to be against public policy or which are ineffective pursuant to California statutes and judicial decisions, or
        (iii) any waivers of any statute of limitations to the extent such waivers are in excess of four years beyond the statutory period.

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 8

   F. We express no opinion with respect to the legality, validity, binding nature or enforceability of any provision of the Agreement to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy or remedies does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

   G. We express no opinion as to any provision of the Agreement requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

   H. We have assumed that there are no agreements or understandings between or among the Company, a Bank, the Agent or third parties which would expand, modify or otherwise affect the terms of the Agreement or the respective rights or obligations of the parties thereunder and that the Agreement correctly and completely set forth the intent of all parties thereto.

   I. We have assumed that all parties to the Agreement other than the Company have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code.

   J. We have assumed that the Agreement has been duly authorized, executed and delivered by the Agent and each of the Banks and that the Agent and each of the Banks have full power, authority and legal right to enter into and perform the terms and conditions of the Agreement on their parts to be performed and that the Agreement constitutes legal, valid and binding obligations of the Agent and each of the Banks, enforceable against them in accordance with its terms.

   K. We express no opinion as to the applicability or effect of compliance or non-compliance by the Agent or the Banks with any state, federal or other laws applicable to the Agent or the Banks or to the transactions contemplated by the Agreement because of the nature of

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 9

        their business, including their legal or regulatory status.

   L. We have assumed that each Bank is either (i) a "Bank" as defined in and operating under that certain act known as the "Bank Act" approved March 1, 1909, as amended, (ii) a bank created and operating under and pursuant to the laws of the State of California or of the United States or (iii) a foreign bank complying with the criteria set forth in Section 1716 of the California Financial Code, as amended, and that the Banks are therefore exempt from the restrictions of Section 1 of Article XV of the California Constitution and related statutes relating to rates of interest upon the loan of money.

   M. We express no opinion regarding compliance or non-compliance (or the effect thereof) with anti-fraud provisions of federal or state securities laws, if any of such provisions were to be applicable, or with respect to the "Blue Sky" laws of any state other than the State of California.

   N. Our opinion in clause (e) of paragraph 4 above is based solely upon a review of statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Agreement.

   O. This opinion speaks only at and as of its date and is based solely on the facts and circumstances existing on such date. We express no opinion as to the effect on the Banks' or the Agent's rights under the Agreement of any statute, rule, regulation or other law which is enacted or becomes effective after, or of any court decision which changes the law relevant to such rights which is rendered after, the date of this opinion or the conduct of the parties following the closing of the contemplated transaction. In addition, in rendering this opinion, we assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions mentioned herein be changed by legislative action, judicial decision or otherwise.

   P. Our opinion set forth in paragraph 1 as to good standing in the State of California and as due qualification and good standing in other states is based solely on the certificates referenced in paragraph (g) above (copies of which have been furnished to you), and, to the extent

Bank of America National Trust and
   Savings Association, as Agent
December 23, 1993
Page 10

        available, telephonic confirmation as of the date of this opinion of the legal existence and good standing of the Company in the State of California from the Office of the Secretary of State of the State of California and the due qualification and good standing as a foreign corporation qualified to do business from the Office of the Secretary of State of the States of Colorado, Massachusetts, Minnesota and Texas.

   This opinion is made with the knowledge and understanding that you (but no other person) may rely thereon in entering into the Agreement and is solely for your benefit. This opinion may not be quoted to or relied upon by any person other than you, except that (i) this opinion may be disclosed to bank regulatory and other governmental authorities having jurisdiction over you requesting (or requiring) such disclosure and (ii) this opinion may be disclosed to and relied upon by assignees of the Loans if such assignments are permitted under and made in accordance with the Agreement; provided that in no event does this opinion
                                  --------
extend to any issue or matter related to any such assignment or arising from or out of any such assignment (as distinct from the subject transaction).

                                Very truly yours,

                                WILSON, SONSINI, GOODRICH &
                                ROSATI, Professional Corporation

                                   SCHEDULE 1
                                   ----------


Bank of America National Trust
   and Savings Association
1850 Gateway Boulevard
Concord, CA 94520


The First National Bank of Boston
100 Federal Street
Boston, MA 02110


Barclays Bank PLC
75 Wall Street
New York, NY 10265

                                   SCHEDULE 2
                                   ----------


                   [To be provided by the Company's counsel]

                                 EXHIBIT 6.1(b)

                      Consolidating Statement Certificate
                      -----------------------------------


   Pursuant to that certain Credit Agreement dated as of December 23, 1993 (as amended from time to time, the "Credit Agreement") among Conner Peripherals
                                ----------------
Inc., a California corporation (the "Company"), the several financial
                                     -------
institutions from time to time party thereto and Bank of America National Trust and Savings Association, as Agent, the undersigned ______________, certifies that he is the __________ of the Company, and that, as such, he is authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

   1.   Attached hereto as Schedule 1 is a true, correct and complete copy of
                           ----------
        the unaudited consolidating balance sheets and related consolidating statements of operations, shareholders' equity and cash flow for the year ended _________, 199_ of the Company and each of its Subsidiaries.

   2.   Schedule 1 was used in connection with the preparation of the Company's
        ----------
        audited consolidated balance sheet and related consolidated statements of operations, shareholders' equity and cash flows for such year.

   3.   Schedule 1 was derived from the financial records of the Company.
        ----------

   IN WITNESS WHEREOF, the undersigned has executed this Certificate in the name and on behalf of the Company as of __________, 199_.

                             CONNER PERIPHERALS, INC.



                             By:  _________________________

                             Title:  ______________________

                                 EXHIBIT 6.2(a)

                             Compliance Certificate
                             ----------------------


   Pursuant to that certain Credit Agreement dated as of December 23, 1993 (as amended from time to time, the "Credit Agreement") among Conner Peripherals,
                                ----------------
Inc., a California corporation (the "Company"), the several financial
                                     -------
institutions from time to time party thereto and Bank of America National Trust and Savings Associations, as Agent, the undersigned ________________, certifies that he is the ________________ of the Company, and that, as such, he is authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

   1.   Attached as Schedule 1 hereto are true and correct copies of the
                    ----------
Company's audited financial statements for the year ended ____________________, 199__.

                                       or

   1.   Attached as Schedule 1 hereto are true and correct copies of the
                    ----------
Company's unaudited financial statements for the quarter ended _______________, 199__.

   2. The attached financial statements accurately and fairly present in all material respects, in accordance with GAAP, the consolidated financial position and results of operations of the Company and the Company's Subsidiaries, subject only to normal year-end adjustments [and the absence of footnotes].

   3. The Company has reviewed the terms of the Credit Agreement and the undersigned has made, or has caused to be made under his supervision, a review of the transactions entered into by the Company and its Subsidiaries (as defined in the Credit Agreement) during the accounting period covered by the attached financial statements which could affect the Company's compliance with such terms.

   4. To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of the covenants and other agreements contained in the Credit Agreement to be observed, performed or satisfied by the Company.

   5. The examinations described in paragraph 3 above did not disclose, and the undersigned has obtained no knowledge of any Default or Event of Default (both as defined in the Credit Agreement) and attached as Schedule 2 hereto are
                                                          ----------
the calculations used to make such determination with respect to Sections 7.9 through 7.13 of the Credit Agreement as of the end of the accounting period covered by the financial statements attached as Schedule 1 hereto.
                                                ----------

   IN WITNESS WHEREOF, the undersigned has executed this certificate in the name and on behalf of the Company as of ______________, 199_.


                                  CONNER PERIPHERALS, INC.


                                  By: ________________________

                                  Title: _____________________

                                   SCHEDULE 2
                           TO COMPLIANCE CERTIFICATE
                           -------------------------
                                  ($ in 000's)


                                  Date: ______________, 199__

                                  For the fiscal [quarter/year]
                                  ended ______________, 199__

=========================================================================================================
                                            Actual                        Required/Permitted
                                            ------                        ------------------

- ---------------------------------------------------------------------------------------------------------
1.      Section 7.9 Modified Quick
        --------------------------
        Ratio.
        ------
- ---------------------------------------------------------------------------------------------------------
        The ratio/1/ of:
- ---------------------------------------------------------------------------------------------------------
        A.  the sum of:

             (i)  cash                      _______
             (ii)  Cash Equivalents/2/      _______

             (iii)  Eligible
                    Receivables (net
                    of allowance for
                    doubtful
                    accounts)               _______
- -------------------------------------------------------------------------------
        =  (i) + (ii) +  (iii)  =           _______
- -------------------------------------------------------------------------------

        B.  the sum/3/ of:

             (i)    Consolidated
                    Current
                    Liabilities             _______
             (ii)   Consolidated
                    Senior Debt             -------
             (iii)  Contingent Obli-
                    gations in excess
                    of $10,000,000
                                            _______
        =    (i) +  (ii) + (iii)     =
                                                                Test Period         Ratio not
                             A                                  -----------         ---------
                             -                                                       less than:
                                                                                     ---------
        =                    B       =      =======            Closing Date -
                                                               March 31, 1994       1.20:1.00

                                                               April 1, 1994 -
                                                               and thereafter       1.25:1.00
- --------------------------------------------------------------------------------
2.      Section 7.10 Leverage Ratio.
        ---------------------------
=========================================================================================================

          ------------------------
          1  Determined on a consolidated basis.
          2  Valued in accordance with GAAP.
          3  Without duplication.

=========================================================================================================
                                            Actual                        Required/Permitted
                                            ------                        ------------------

- ---------------------------------------------------------------------------------------------------------
        The ratio of:

        A.  the difference of:

            (i)    Total Liabilities        _______

                    minus
                    -----

            (ii)  aggregate
                  principal amount
                  outstanding minus
                  the 1991
                  Indenture and the         _______
                  1992 Indenture

- ---------------------------------------------------------------------------------------------------------
        =        (i) - (ii)             =   _______
- ---------------------------------------------------------------------------------------------------------

        B.  the sum of:

            (i)   Tangible Net
                  Worth                     _______

                   plus
                   ----

            (ii)   aggregate
                   principal amount
                   outstanding under
                   the 1991
                   Indenture and the
                   1992 Indenture           _______

        =         (i) + (ii)             =  _______
- ---------------------------------------------------------------------------------------------------------
        =            A
                     -                   =
                     B                      -------             Ratio not greater than 1.10 to 1.00
- ---------------------------------------------------------------------------------------------------------

3.      Section 7.11 Minimum Tangible Net Worth.
- ---------------------------------------------------------------------------------------------------------

        Tangible Net Worth               =  ========
- ---------------------------------------------------------------------------------------------------------
        Not to be less than the sum
        of:
- ---------------------------------------------------------------------------------------------------------
        A.  $115,000,000

                    plus
                    ----
- ---------------------------------------------------------------------------------------------------------
         B. 75% of Consolidated Net
            Income, commencing with
            the fiscal quarter
            beginning 10/1/93 and
            thereafter (not reduced
            by any quarterly loss)          --------

                    plus
                    ----
=========================================================================================================

=========================================================================================================
                                            Actual                        Required/Permitted
                                            ------                        ------------------

- ---------------------------------------------------------------------------------------------------------
        C.  100% of Net Proceeds
            arising from the sale of
            capital stock occurring
            on or after 10/1/93             --------
                     plus
                     ----
 ---------------------------------------------------------------------------------------------------------
        D.  any increase in
            consolidated Tangible
            Net Worth due to
            conversions of debt to
            equity occurring on or
            after 10/1/93/4/
 ---------------------------------------------------------------------------------------------------------
        =       A + B + C + D            =  ========
 ---------------------------------------------------------------------------------------------------------

4.      Section 7.12 Losses in One
        --------------------------
        Quarter
        -------
 ---------------------------------------------------------------------------------------------------------

        Aggregate operating loss for
        the fiscal quarter just
        ended                                                   Not to exceed $40,000,000
 ---------------------------------------------------------------------------------------------------------
        Aggregate net loss for the
        fiscal quarter just ended          ---------            Not to exceed $40,000,000
 ---------------------------------------------------------------------------------------------------------

5.      Section 7.13 Losses in Two
        --------------------------
        Consecutive Quarters
        --------------------
 ---------------------------------------------------------------------------------------------------------
        Aggregate operating loss for
        the fiscal quarter just
        ended and the immediately
        preceding fiscal quarter           ---------            Not to exceed $25,000,000
 ---------------------------------------------------------------------------------------------------------

        Aggregate net loss for the
        fiscal quarter just ended
        and the immediately
        preceding fiscal quarter           ---------            Not to exceed $25,000,000
=========================================================================================================


        ------------------------
        /4/ Without duplication.

                                 EXHIBIT 6.13

                               Notice to Trustee
                               -----------------


The First National Bank of Boston
Blue Hill Office Park
Mail Stop 45-02-15
150 Royall Street
Canton, MA 02021
Attention:  Corporate Trust Division


   Re:  1991 Conner Peripherals, Inc. Indenture


Ladies and Gentlemen:

  Reference is made to that certain Indenture dated as of March 1, 1991 (as amended from time to time, the "Indenture") between Conner Peripherals, Inc.
                                ---------
(the "Company") and you, pursuant to irrevocable authorization granted to us by
      -------
the Company, we hereby notify you that

  [the Company has incurred Senior Indebtedness (as such term is defined in the Indenture) pursuant to that certain Credit Agreement dated as of December 23, 1993 among the Company, Bank of America National Trust and Savings
Association, as Agent, and the several financial institutions from time to time party thereto.]


                                       or


[(i) the Company has defaulted pursuant to that certain Credit Agreement dated as of December 23, 1993 (as amended from time to time, the Credit Agreement) among the Company, Bank of America National Trust and Savings Association, as Agent, and the several financial institutions from time to time party thereto;
(ii) the Credit Agreement constitutes Senior Indebtedness (as defined in the Indenture); and (iii) the default has accelerated the maturity of such Indebtedness.]

  This notice is given pursuant to Section 4.05 of the Indenture.

                      BANK OF AMERICA NATIONAL TRUST
                      AND SAVINGS ASSOCIATION, as Agent


                      By:  __________________________

                      Title:  _______________________



cc: Conner Peripherals, Inc.

                               EXHIBIT 10.8(a)

                          Assignment and Acceptance
                          -------------------------


  ASSIGNMENT AND ACCEPTANCE dated ______________, 199__ between ________________
(the "Assignor") and ___________________ (the "Assignee").
      --------                                 --------

                             PRELIMINARY STATEMENTS

  A. Reference is made to the Credit Agreement dated as of December 23, 1993 (as amended from time to time, the "Credit Agreement"), among Conner
                                    ----------------
Peripherals, Inc. (the "Company"), the several financial institutions from time
                        -------
to time party thereto (the "Banks") and Bank of America National Trust and
                            -----
Savings Association as agent for the Banks (in such capacity, the "Agent").
                                                                   -----
Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Credit Agreement.

  B. The Assignor is a Bank under and as defined in the Credit Agreement and, as such, presently has outstanding the following Commitment and Loans under the Credit Agreement:

       Commitment                       $__________
       Base Rate Loans                  $__________
       Eurodollar Rate Loans            $__________

  C. On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, a ______ %/5/ interest (the "Assigned Percentage") in and to all
                                           -------------------
of the Assignor's rights and obligations as of the Effective Date (as defined below).

  D. After giving effect to such assignment, the respective Commitments and outstanding Loans of the Assignor and Assignee under the Credit Agreement will be:

       Assignor
       --------

       Commitment                       $_________
       Base Rate Loans                  $_________
       Eurodollar Rate Loans            $_________


- ----------------------
/5/  Specify percentage of Assignor's interest only in total facility in no more
                           ------------------------
than 4 decimal points.

       Assignee
       --------

       Commitment                       $_________
       Base Rate Loans                  $_________
       Eurodollar Rate Loans            $_________


  NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

  1. The Assignor hereby sells and assigns to the Assignee WITHOUT RECOURSE, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date.

  2. The Assignor (i) represents and warrants that as of the date hereof its Commitments and outstanding Loans (without giving effect to assignments thereof which have not yet become effective) are as follows:


       Commitment                       $_________
       Base Rate Loans                  $_________
       Eurodollar Rate Loans            $_________


(ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representations or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document furnished pursuant thereto; and (iv) makes no representations or warranty and assumes no responsibility with respect to the financial condition of the Company or any of its Subsidiaries or the performance or observance by the Company or any of its Subsidiaries of any of their obligations under the Credit Agreement or any other Loan Document furnished pursuant thereto.

  3. The Assignee (i) represents and warrants that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and any other Loan

Documents; (iv) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by a Bank thereunder.

  4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to Agent for acceptance and recording by Agent and acceptance by the Company. The effective date for this Assignment and Acceptance shall be ____________ (the "Effective Date"), subject to acceptance
                                       --------------
by the Agent and the Company; provided, however, this Assignment and Acceptance shall not be effective until accepted by the Agent and the Company.

  5. Subject to and upon such acceptance and recording as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and shall be entitled to the rights and benefits of the Loan Documents and, to the extent of the percentage assigned in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent of the percentage assigned in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

  6. Subject to and upon such acceptance and recording, from and after the Effective Date, Agent shall make all payments under the Credit Agreement which are payable to Agent for the account of the appropriate Bank to the appropriate Banks severally in proportion to their respective percentages determined after giving effect to this assignment, when payment is due. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of California.

  8.   The following administrative details apply to the Assignee:

  (A)  Notice Address:

              Assignee name:  ________________
              Address:   _____________________
                        _____________________
                        _____________________
              Attention:  ____________________
              Telephone:  (   ) ______________
              Facsimile:  (   ) ______________

  (B)  Address for Payments:

              Account No.:  __________________
                   At:     __________________
                           __________________
                          __________________
              Reference:    __________________
              Attention:    __________________

  (C)  Eurodollar Lending Office:

              Assignee name:  __________________
              Address:    ______________________
                        ______________________
                            ______________________
        Attention:  ____________________
        Telephone:  (   ) ______________
        Facsimile:  (   ) ______________

 (C)    Domestic Lending Office:

        Assignee name:  ________________
        Address:  ______________________
        ________________________________
        Attention:  ____________________
        Telephone:  (   ) ______________
        Facsimile:  (   ) ______________

  9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of California.

  IN WITNESS WHEREOF, the undersigned as executed this Certificate as of the date first set forth above.

                               [NAME OF ASSIGNOR]


                               By: __________________________

                               Title: _______________________


                               [NAME OF ASSIGNEE]


                               By: _________________________

                               Title: ______________________


ACCEPTED this ___ day
of ___________, 199__


BANK OF AMERICA NATIONAL TRUST AND
   SAVINGS ASSOCIATION, as Agent



By: ____________________________
Title:  Vice President


ACCEPTED this ___ day
of ___________, 199__


CONNER PERIPHERALS, INC.



By: ____________________________

Title: _________________________